REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Spieker Properties, Inc.:

We have audited the accompanying consolidated balance sheets of Spieker Properties, Inc. (a Maryland corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000, 1999 and 1998. These financial statements and the schedule referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spieker Properties, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule listed in the index to the financial statements is presented for purposes of complying with the Securities and Exchange Commission rules and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN, LLP

San Francisco, California
January 29, 2001 (except with respect
to the matter discussed in Note 16,
as to which the date is February 22, 2001)

                            SPIEKER PROPERTIES, INC.

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2000 AND 1999
                             (dollars in thousands)

                                     ASSETS

                                                                                2000              1999
                                                                            -----------       -----------
INVESTMENTS IN REAL ESTATE:
  Land, land improvements and leasehold interests                           $   856,819       $   816,136
  Buildings and improvements                                                  3,329,281         3,174,430
  Construction in progress                                                      245,578           180,407
                                                                            -----------       -----------
                                                                              4,431,678         4,170,973
  Less-accumulated depreciation                                                (375,761)         (316,240)
                                                                            -----------       -----------
                                                                              4,055,917         3,854,733
  Land held for investment                                                       66,251           125,356
  Investment in mortgages                                                         8,827            18,725
  Property held for disposition, net                                            197,602            89,220
                                                                            -----------       -----------
      Net investments in real estate                                          4,328,597         4,088,034

CASH AND CASH EQUIVALENTS                                                        13,020            17,114

ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts
  of $1,657 and $2,139 as of December 31, 2000 and 1999                          11,311             4,846

DEFERRED RENT RECEIVABLE                                                         36,008            22,911

RECEIVABLE FROM AFFILIATES                                                          327               144

DEFERRED FINANCING AND LEASING COSTS, net of accumulated
  amortization of $27,776 and $20,901 as of December 31, 2000 and 1999           74,234            59,655

FURNITURE, FIXTURES and EQUIPMENT, net of accumulated
  depreciation of $3,624 and $3,283 as of December 31, 2000 and 1999              5,899             5,107

PREPAID EXPENSES, DEPOSITS ON PROPERTIES AND OTHER ASSETS                        40,949            50,091

INVESTMENTS IN AFFILIATES                                                        17,943            20,583
                                                                            -----------       -----------
                                                                            $ 4,528,288       $ 4,268,485
                                                                            ===========       ===========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, INC.

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2000 AND 1999
                    (dollars in thousands, except share data)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                            2000              1999
                                                                                        -----------       -----------
DEBT:
  Unsecured notes                                                                       $ 1,936,500       $ 1,836,500
  Short-term borrowings                                                                      61,619            63,012
  Mortgage loans                                                                             56,738            97,331
                                                                                        -----------       -----------
      Total debt                                                                          2,054,857         1,996,843

ASSESSMENT BONDS PAYABLE                                                                      6,875            10,172
ACCOUNTS PAYABLE                                                                              8,575            13,548
ACCRUED REAL ESTATE TAXES                                                                     3,106             2,628
ACCRUED INTEREST                                                                             29,088            28,634
UNEARNED RENTAL INCOME                                                                       33,156            33,244
DIVIDENDS AND DISTRIBUTIONS PAYABLE                                                          54,195            46,977
OTHER ACCRUED EXPENSES AND LIABILITIES                                                      114,231            76,192
                                                                                        -----------       -----------
      Total liabilities                                                                   2,304,083         2,208,238
                                                                                        -----------       -----------
MINORITY INTERESTS                                                                          284,148           266,802
                                                                                        -----------       -----------
COMMITMENTS AND CONTINGENCIES (Note 12)

STOCKHOLDERS' EQUITY:
  Series A Preferred Stock: convertible, cumulative, redeemable, $.0001 par value,
    1,000,000 shares authorized, issued and outstanding as of December 31, 2000
    and 1999, $25,000 liquidation preference                                                 23,949            23,949
  Series B Preferred Stock: cumulative, redeemable, $.0001 par value, 5,000,000 shares authorized, 4,250,000 issued and outstanding as of December 31, 2000
    and 1999, $106,250 liquidation preference                                               102,064           102,064
  Series C Preferred Stock: cumulative, redeemable, $.0001 par value, 6,000,000 shares authorized, issued and outstanding as of December 31, 2000 and 1999,
    $150,000 liquidation preference                                                         145,959           145,959
  Series E Preferred Stock: cumulative, redeemable, $.0001 par value, 4,000,000 shares authorized, issued and outstanding as of December 31, 2000 and 1999,
    $100,000 liquidation preference                                                          96,401            96,401
  Common Stock: $.0001 par value, 652,500,000 shares authorized, 65,782,599 and
    64,961,052 shares issued and outstanding as of December 31, 2000 and 1999,
    respectively                                                                                  6                 6
  Excess Stock: $.0001 par value per share, 330,000,000 shares authorized, no
    shares issued or outstanding                                                                 --                --
  Additional paid-in capital                                                              1,430,636         1,400,550
  Deferred compensation                                                                      (6,697)           (6,347)
  Retained earnings                                                                         147,739            30,863
                                                                                        -----------       -----------
      Total stockholders' equity                                                          1,940,057         1,793,445
                                                                                        -----------       -----------
                                                                                        $ 4,528,288       $ 4,268,485
                                                                                        ===========       ===========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                (dollars in thousands, except per share amounts)



                                                                                     Year Ended December 31,
                                                                            -----------------------------------------
                                                                               2000            1999            1998
                                                                            ---------       ---------       ---------
REVENUES:
  Rental revenues                                                           $ 744,499       $ 637,844       $ 542,430
  Interest and other income                                                     9,337           5,985          18,667
                                                                            ---------       ---------       ---------
                                                                              753,836         643,829         561,097
                                                                            ---------       ---------       ---------
OPERATING EXPENSES:
  Rental expenses                                                             162,762         144,826         124,847
  Real estate taxes                                                            51,533          47,920          42,196
  Interest expense, including amortization of deferred financing costs        133,040         120,726         116,335
  Depreciation and amortization                                               137,816         111,370          94,512
  General and administrative expenses                                          28,822          23,471          19,283
                                                                            ---------       ---------       ---------
                                                                              513,973         448,313         397,173
                                                                            ---------       ---------       ---------
    Income from operations before disposition of real estate and
      minority interests                                                      239,863         195,516         163,924

GAIN ON DISPOSITION OF REAL ESTATE                                            140,051          58,454          22,015
                                                                            ---------       ---------       ---------
    Income from operations before minority interests                          379,914         253,970         185,939

MINORITY INTERESTS' SHARE OF  NET INCOME                                      (46,450)        (33,819)        (26,274)
                                                                            ---------       ---------       ---------
    Net income                                                                333,464         220,151         159,665

PREFERRED DIVIDENDS:
    Series A Preferred Stock                                                   (3,415)         (2,975)         (2,780)
    Series B Preferred Stock                                                  (10,041)        (10,041)        (10,041)
    Series C Preferred Stock                                                  (11,813)        (11,813)        (11,813)
    Series E Preferred Stock                                                   (8,000)         (8,000)         (4,600)
                                                                            ---------       ---------       ---------
    Net income available to Common Stockholders                             $ 300,195       $ 187,322       $ 130,431
                                                                            =========       =========       =========
NET INCOME PER SHARE OF COMMON STOCK:
    Basic                                                                   $    4.59       $    2.93       $    2.10
                                                                            ---------       ---------       ---------
    Diluted                                                                 $    4.45       $    2.89       $    2.07
                                                                            ---------       ---------       ---------
DIVIDENDS PER SHARE:
    Series A Preferred Stock                                                $    3.41       $    2.98       $    2.80
                                                                            ---------       ---------       ---------
    Series B Preferred Stock                                                $    2.36       $    2.36       $    2.36
                                                                            ---------       ---------       ---------
    Series C Preferred Stock                                                $    1.97       $    1.97       $    1.97
                                                                            ---------       ---------       ---------
    Series E Preferred Stock                                                $    2.00       $    2.00       $    1.15
                                                                            ---------       ---------       ---------
    Common stock, including Class B and C                                   $    2.80       $    2.44       $    2.29
                                                                            ---------       ---------       ---------

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, INC.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (dollars in thousands)

                                                 Series A, B        Common          Class B        Class C       Common
                                                   C and E          Stock           Common          Common      Stock Par
                                               Preferred Stock      Shares       Stock Shares     Stock Shares    Value
                                               ---------------    ----------     ------------     ------------  ---------
BALANCE AT DECEMBER 31, 1997                      $ 271,972       55,772,632       2,000,000        1,176,470       $5
   Series E Preferred Stock offering
     (4,000,000 shares)                              96,401               --              --               --        -
   Conversion of Operating Partnership units             --          368,727              --               --        -
   Common Stock offerings                                --        2,659,468              --               --        1
   Conversion of Class B Common Stock to
     Common Stock                                        --        2,531,640      (2,000,000)              --        -
   Common Stock issued for property                      --          165,985              --               --        -
   Allocation to minority interests                      --               --              --               --        -
   Restricted Stock grant                                --          103,257              --               --        -
   Exercise of Stock options                             --          314,750              --               --        -
   Deferred Compensation amortization                    --               --              --               --        -
   Dividends declared                               (29,234)              --              --               --        -
   Net Income                                        29,234               --              --               --        -
                                                  ---------       ----------      -----------      ----------       --
BALANCE AT DECEMBER 31, 1998                        368,373       61,916,459              --        1,176,470        6
   Conversion of Operating Partnership units             --        1,645,299              --               --        -
   Conversion of Class C Common Stock
     to Common Stock                                     --        1,176,470              --       (1,176,470)       -
   Allocation to minority interests                      --               --              --               --        -
   Restricted Stock grant                                --          100,559              --               --        -
   Exercise of Stock options                             --          122,265              --               --        -
   Deferred Compensation amortization                    --               --              --               --        -
   Dividends declared                               (32,829)              --              --               --        -
   Net Income                                        32,829               --              --               --        -
                                                  ---------       ----------      -----------      ----------       --
BALANCE AT DECEMBER 31, 1999                        368,373       64,961,052              --               --        6
   Conversion of Operating Partnership units             --          219,806              --               --        -
   Allocation to minority interests                      --               --              --               --        -
   Restricted Stock grant                                --          100,497              --               --        -
   Exercise of Stock options                             --          501,244              --               --        -
   Deferred Compensation amortization                    --               --              --               --        -
   Dividends declared                               (33,269)              --              --               --        -
   Net Income                                        33,269               --              --               --        -
                                                  ---------       ----------      -----------      ----------       --
BALANCE AT DECEMBER 31, 2000                      $ 368,373       65,782,599              --               --       $6
                                                  =========       ==========      ===========      ==========       ==



                                                   Additional
                                                    Paid-in        Deferred       Retained
                                                    Capital      Compensation     Earnings          Total
                                                  -----------    ------------     ---------       -----------
BALANCE AT DECEMBER 31, 1997                      $ 1,223,229       $(1,378)      $      --       $ 1,493,828
   Series E Preferred Stock offering
     (4,000,000 shares)                                    --            --              --            96,401
   Conversion of Operating Partnership units           10,840            --              --            10,840
   Common Stock offerings                             102,390            --              --           102,391
   Conversion of Class B Common Stock to
     Common Stock                                          --            --              --                --
   Common Stock issued for property                     6,900            --              --             6,900
   Allocation to minority interests                    17,885            --              --            17,885
   Restricted Stock grant                               4,215        (4,215)             --                --
   Exercise of Stock options                            6,578            --              --             6,578
   Deferred Compensation amortization                      --           730              --               730
   Dividends declared                                 (12,091)           --        (130,431)         (171,756)
   Net Income                                              --            --         130,431           159,665
                                                  -----------       --------      ---------       -----------
BALANCE AT DECEMBER 31, 1998                        1,359,946        (4,863)             --         1,723,462
   Conversion of Operating Partnership units           60,499            --              --            60,499
   Conversion of Class C Common Stock
     to Common Stock                                       --            --              --                --
   Allocation to minority interests                   (26,165)           --              --           (26,165)
   Restricted Stock grant                               3,515        (3,515)             --                --
   Exercise of Stock options                            2,755            --              --             2,755
   Deferred Compensation amortization                      --         2,031              --             2,031
   Dividends declared                                      --            --        (156,459)         (189,288)
   Net Income                                              --            --         187,322           220,151
                                                  -----------       --------      ---------       -----------
BALANCE AT DECEMBER 31, 1999                        1,400,550        (6,347)         30,863         1,793,445
   Conversion of Operating Partnership units            8,577            --              --             8,577
   Allocation to minority interests                     2,166            --              --             2,166
   Restricted Stock grant                               4,135        (4,135)             --                --
   Exercise of Stock options                           15,208            --              --            15,208
   Deferred Compensation amortization                      --         3,785              --             3,785
   Dividends declared                                      --            --        (183,319)         (216,588)
   Net Income                                              --            --         300,195           333,464
                                                  -----------       --------      ---------       -----------
BALANCE AT DECEMBER 31, 2000                      $ 1,430,636       $(6,697)      $ 147,739       $ 1,940,057
                                                  ===========       ========      =========       ===========



  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (dollars in thousands)

                                                                                       Year Ended December 31,
                                                                             -------------------------------------------
                                                                                2000            1999              1998
                                                                             ---------       ---------       -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                 $ 333,464       $ 220,151       $   159,665
  Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                137,816         111,370            94,512
  Amortization of deferred financing costs                                       2,267           2,292             2,283
  Loss from affiliate                                                              140             280               190
  Non-cash compensation                                                          3,785             983                84
  Minority interests' share of net income                                       46,450          33,819            26,274
  Gain on disposition of real estate                                          (140,051)        (58,454)          (22,015)
  Increase in accounts receivable and other assets                             (31,929)        (14,340)          (15,077)
  Decrease (increase) in receivable from related parties                          (183)             39               111
  Decrease in assessment bonds payable                                            (973)         (1,268)           (1,012)
  Increase in accounts payable and other accrued expenses and
    liabilities                                                                 25,414          22,385            37,875
  Increase in accrued real estate taxes                                            478             377             1,248
  Increase in accrued interest                                                     454           3,371             3,722
                                                                             ---------       ---------       -----------
    Net cash provided by operating activities                                  377,132         321,005           287,860
                                                                             ---------       ---------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Additions to properties                                                     (600,692)       (365,475)       (1,135,314)
  Proceeds from disposition of properties                                      382,043         199,186            73,538
  Reductions (additions) to deposits on properties, net                         29,966         (26,000)           37,920
  Additions to investments in mortgages and other                               (8,985)             --           (11,610)
  Additions to investments in affiliates                                            --              --           (13,574)
  Additions to leasing costs                                                   (27,406)        (19,206)          (18,300)
  Proceeds from investment in mortgages                                         12,595              --           257,142
  Distributions from affiliates                                                  2,500              --            29,825
                                                                             ---------       ---------       -----------
    Net cash used for investing activities                                    (209,979)       (211,495)         (780,373)
                                                                             ---------       ---------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from debt                                                           376,619         605,000         1,096,500
  Payments on debt                                                            (318,710)       (484,900)         (700,922)
  Payments of financing fees                                                    (4,333)         (1,311)           (3,395)
  Payments of dividends and distributions                                     (240,031)       (218,856)         (195,877)
  Proceeds from sale of Preferred Stock, net of issuance costs                      --              --            96,401
  Proceeds from sale of Common Stock, net of issuance costs                         --              --           102,391
  Proceeds from stock options exercised and partnership units sold              15,208           2,755            79,703
                                                                             ---------       ---------       -----------
    Net cash (used for) provided by financing activities                      (171,247)        (97,312)          474,801
                                                                             ---------       ---------       -----------

    Net (decrease) increase  in cash and cash equivalents                       (4,094)         12,198           (17,712)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                  17,114           4,916            22,628
                                                                             ---------       ---------       -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                     $  13,020       $  17,114       $     4,916
                                                                             =========       =========       ===========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999
                    (dollars in thousands, except share data)


1.      ORGANIZATION AND BASIS OF PRESENTATION

        As used herein, the terms "we", "us", "our", or the "Company" refer collectively to Spieker Properties, Inc., Spieker Properties, L.P. (the "Operating Partnership") and consolidated entities. We were organized in the state of Maryland on August 20, 1993, and commenced operations effective with the completion of our initial public offering on November 18, 1993. We qualify as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended. As of December 31, 2000, Spieker Properties, Inc. owned an approximate 88.2 percent general and limited partnership interest in the Operating Partnership.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Consolidation

        Our consolidated financial statements include the consolidated financial position of the Operating Partnership and its subsidiaries as of December 31, 2000 and 1999, and its consolidated results of operations and cash flows for the years ended December 31, 2000, 1999 and 1998. Our investment in Spieker Northwest, Inc., an unconsolidated Preferred Stock subsidiary of the Company, and our investment in Spieker Griffin/W9 Associates, LLC, are accounted for under the equity method. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

        Properties

        Properties are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the properties. The estimated lives are as follows:

          Land improvements and leasehold interests              18 to 40 years
          Buildings and improvements                             10 to 40 years
          Tenant improvements                                    Term of the related lease

        The cost of buildings and improvements includes the purchase price of the property or interests in the property, and associated legal fees, acquisition costs, capitalized interest, property taxes and other costs incurred during the period of construction. All acquisitions are recorded using the purchase method of accounting.

        Expenditures for maintenance and repairs are charged to operations as incurred including planned major maintenance activities such as painting, paving, HVAC and roofing costs. We capitalize costs to be incurred and do not accrue in advance of planned major maintenance activity. Significant renovations or betterments, which extend the economic useful life of assets, are capitalized.

        Investments in real estate are stated at the lower of depreciated cost or estimated fair value. We periodically evaluate fair value for financial reporting purposes on a property by property basis using undiscounted cash flow. Impairment is recognized when estimated expected future cash flows (undiscounted and without interest charges) are less than the carrying amount of the property. To the extent that the carrying value exceeds the estimated fair value, a provision for decrease in net realizable value is recorded. Estimated fair value is not necessarily an indication of a property's current value or the amount that will be realized upon the ultimate disposition of the property. As of December 31, 2000 and 1999, none of the carrying values of the properties exceeded their estimated fair values. As of December 31, 2000 and 1999, the properties are located primarily in California and the Pacific Northwest. As a result of this geographic concentration, the operations of these properties could be adversely affected by a recession or general economic downturn where these properties are located.

        We own mortgage loans that are secured by real estate. Certain loans are with an affiliate of ours (see Note 4). We assess possible impairment of these loans by reviewing the fair value of the underlying real estate. As of

        December 31, 2000, the estimated fair value of the underlying real estate was in excess of our book value of the mortgage loans.

        Construction in Progress

        Project costs clearly associated with the development and construction of a real estate project are capitalized as construction in progress. In addition, interest, real estate taxes and other costs are capitalized during the period in which the property is under construction and until all costs related to the property's development are complete.

        Land Held for Investment

        Construction in progress costs related to land parcels that are either held for investment or are in the design and approval process as of December 31, 2000, were approximately $21,700.

        Property Held for Disposition

        We include in property held for disposition certain properties that do not have a strategic fit and which management has decided to sell. Included in the value of the properties are all costs associated with acquiring the property, any construction in progress, less any direct assessments and the accumulated depreciation. Property held for disposition is stated at lower of cost or estimated fair value less costs to sell.

        Cash and Cash Equivalents

        Highly liquid investments with an original maturity of three months or less when purchased are classified as cash equivalents.

        Deferred Financing and Leasing Costs

        Costs incurred in connection with financing or leasing are capitalized and amortized on a straight-line basis over the term of the related loan or lease. Unamortized financing and leasing costs are charged to expense upon the early payoff of financing or upon the early termination of the lease.

        Fair Value of Financial Instruments

        Based on the borrowing rates currently available to us, the carrying amount of debt approximates fair value (see Note 6 for further discussion). Cash and cash equivalents consist of demand deposits, certificates of deposit and overnight repurchase agreements with financial institutions. The carrying amount of cash and cash equivalents approximates fair value.

        New Accounting Pronouncements

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments and Hedging Activities," which establishes new standards for reporting derivative and hedging information. SFAS 133 requires that all derivatives be recognized as either assets or liabilities, at fair value, in the balance sheet. Derivatives that are not hedges must be adjusted to fair value through current earnings. Gains and losses on any derivative designated as part of a hedge transaction will either offset the income statement effect of the change in fair value of the hedged item, or be recognized in other comprehensive income, depending on the nature of the hedge. In June 1999, the FASB issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. We will adopt SFAS 133 as of January 1, 2001. We do not believe the effect of adopting SFAS 133 will be material to the consolidated financial statements.

        In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. We have adopted SAB 101 as required in 2000. SAB 101 did not have a material impact on our consolidated financial statements.

        Minority Interest

        Our minority interests include the limited partners' interest in the Operating Partnership of approximately 11.8% at December 31, 2000, and 12.0% at December 31, 1999. Minority interests also include $75,000 of Preferred Series D units as of December 31, 2000 and 1999.

        Revenues

        All leases are classified as operating leases. Rental revenues are recognized on the straight-line basis over the terms of the leases. Deferred rent receivable represents the excess of rental revenue recognized on a straight-line basis over cash received under the applicable lease provisions. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred. Differences between estimated and actual amounts are recognized in the subsequent year.

        Interest and Other Income

        Interest and other income includes interest income on cash, cash equivalents, and investment in mortgages and management fee income.

        Net Income Per Share of Common Stock

        Net income per share of common stock are as follows:

                                               Years ended December 31,
                                      --------------------------------------------
                                          2000             1999             1998
                                         --------        --------         --------
Net income available to common
 stockholders - Basic                      300,000         187,322          130,431
Series A Preferred Dividends                 3,415             743               --
                                      ------------     -----------       ----------

Net income available to common
 stockholders - Diluted                    303,610         188,065          130,431

Weighted average shares:
 Basic                                  65,401,668      63,984,711       62,113,712
 Stock options                           1,545,146         693,826          764,283
 Series A Preferred Shares               1,219,512         304,878               --
                                       -----------     -----------      -----------
 Diluted                                68,166,326      64,983,415       62,877,995
                                       ===========     ===========      ===========
Net income per share of common stock:
  Basic                                $      4.59     $      2.93      $      2.10
  Diluted                              $      4.45     $      2.89      $      2.07

        Per share amounts are computed using the weighted average common shares outstanding (including Class B and Class C Common Stock) during the period. The Class B Common Stock was converted into Common Stock during the third and fourth quarters of 1998. The Class C Common Stock was converted into Common Stock during the first quarter of 1999. Additionally, earnings used in the calculation are reduced by dividends owed to preferred stockholders. The diluted weighted average common shares outstanding include the dilutive effect of outstanding stock options, using the Treasury Stock method, and Series A Preferred Stock. Series A Preferred Stock was dilutive during the year ended December 31, 2000, and during the last quarter of the year ended December 31, 1999, and antidilutive during the year ended December 31, 1998.

        Reclassifications

        Certain items in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation with no effect on results of operations.

        Use of Estimates

        The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      ACQUISITIONS AND DISPOSITIONS

        We acquired the following properties (the "2000 Acquisitions") during the year ended December 31, 2000:

                                                    Property    Month       Total Rentable    Initial
       Project Name                Location         Type(1)    Acquired       Square Feet    Cost(2)(3)
       ------------                --------         --------   --------     --------------   ----------
Pacific Northwest
     Quadrant Plaza                Bellevue, WA         O      February         145,585      $ 33,467
     I-90 Bellevue I & II          Bellevue, WA         O      May              134,235        27,766
     Lincoln Center                Portland, OR         O      September        725,961       118,351
                                                                              ---------      --------
                                                                              1,005,781       179,584
Peninsula/North Bay
     Larkspur Landing              Larkspur, CA         O      February         189,040        42,192
     Drake's Landing               Greenbrae, CA        O      August           121,470        37,459
                                                                              ---------      --------
                                                                                310,510        79,651
Southern California
     The Tower in Westwood         Los Angeles, CA      O      October          206,936        58,099
                                                                              ---------      --------
         Total Acquisitions                                                   1,523,227      $317,334
                                                                              ---------      --------


(1)     O - Office.

(2) Represents the initial acquisition costs of the properties, excluding any additional repositioning costs.

(3)     All acquisitions were recorded using the purchase method of accounting.



        During 2000, in addition to the projects listed above, we acquired an asset to be redeveloped in Southern California at an initial cost of $11,500, and we acquired two parcels of land for development at an initial cost of $16,503.

        During 1999, we acquired 807,037 square feet of office property (252,449 in Southern California and 554,588 in the Pacific Northwest) at an initial cost of $129,191. We also acquired five land parcels (three are located in Northern California, one is in Southern California and one is in Oregon) at an initial cost of $48,800 to be used for future development.

        During 1998, we acquired 6,257,233 square feet of office and industrial property at an initial cost of $847,680.

        We disposed of the following properties, referred to as the Dispositions, during the year ended December 31, 2000:

                                                                                     Property        Month       Total Rentable
Project Name                              Region - Location                          Type(1)        of Sale        Square Feet
------------                              -----------------                          --------       -------      --------------
City Commerce Park                        Pacific Northwest - Seattle, WA                I          January          179,413
Vasco Landing                             East Bay/Sacramento - Livermore, CA            L          January               --(2)
Front Street                              East Bay/Sacramento - Sacramento, CA           I          February          47,322
Woodinville Corporate Center I            Pacific Northwest - Woodinville, WA            I          February         170,793
Woodinville Corporate Center III          Pacific Northwest - Woodinville, WA            I          February         250,502
Commerce Park West III                    East Bay/Sacramento - Sacramento, CA           L          March                 --(3)
12 Upper Ragsdale                         Silicon Valley - Monterey, CA                  I          May               17,592
Cascade Commerce Park                     Pacific Northwest - Seattle, WA                I          May              340,125
Sea Tac Industrial Park                   Pacific Northwest - Seattle, WA                I          May              186,259
Commerce Park West                        East Bay/Sacramento - Sacramento, CA           I          June              75,000


(1)     I - Industrial, L - Land.

(2)     Represents sale of approximately .8 acres.

(3)     Represents sale of approximately 4.7 acres.

                                                                                       Property       Month         Total Rentable
Project Name                               Region - Location                            Type(1)       of Sale        Square Feet
------------                               -----------------                           --------       -------       --------------
11999 San Vicente                          Southern California - Los Angeles, CA           O          August             55,673
Riverside Business Center                  East Bay/Sacramento - Sacramento, CA            I          August            174,624
Seaport                                    East Bay/Sacramento - Sacramento, CA            I          August            199,553
South Center West Business Park            Pacific Northwest - Tukwila, WA                 I          August            286,921
Stadium Business Park                      Southern California - Anaheim, CA               I          Aug/Sept          807,911
Western Metal Lath                         Southern California - Riverside, CA             I          August            161,588
21 Lower Ragsdale                          Silicon Valley - Monterey, CA                   I          September          22,912
531 Getty Court(9)                         East Bay/Sacramento - Benicia, CA               I          September          66,816
535 Getty Court(9)                         East Bay/Sacramento - Benicia, CA               I          September          68,544
380 Industrial Court(9)                    East Bay/Sacramento - Benicia, CA               L          September              --(4)
500-518 Stone Road(9)                      East Bay/Sacramento - Benicia, CA               I          September          51,297
521-531 Stone Road(9)                      East Bay/Sacramento - Benicia, CA               I          September         149,760
524 Stone Road(9)                          East Bay/Sacramento - Benicia, CA               I          September          67,392
533-537 Stone Road(9)                      East Bay/Sacramento - Benicia, CA               I          September         156,624
539 Stone Road(9)                          East Bay/Sacramento - Benicia, CA               I          September         122,000
601 Stone Road(9)                          East Bay/Sacramento - Benicia, CA               I          September          64,238
Benicia Commerce Center II                 East Bay/Sacramento - Benicia, CA               I          September         220,549
Overland Court II                          East Bay/Sacramento - Sacramento, CA            I          September         161,941
Sorrento Vista                             Southern California - Sorrento Mesa, CA         I          September         228,000
Enterprise Business Park I                 East Bay/Sacramento - Sacramento, CA            I          October           329,985
Enterprise Business Park II                East Bay/Sacramento - Sacramento, CA            I          October           174,600
North Market Business Center               East Bay/Sacramento - Sacramento, CA            I          October           106,833
Commerce Park West II Land                 East Bay/Sacramento - Sacramento, CA            L          October                --(5)
Port Plaza Land (3620 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA            L          October                --(6)
Port Plaza Land (3760 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA            L          October                --(7)
Port Plaza Land (3770 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA            L          October                --(8)
100 Moffett                                Silicon Valley - Mountain View, CA              I          October            26,973
Fleetside Commerce Center                  East Bay/Sacramento - Benicia, CA               I          October           155,014
Fairfield Commerce Center                  East Bay/Sacramento - Fairfield, CA             I          October            98,784
Overland Court I                           East Bay/Sacramento - Sacramento, CA            I          October            98,496
Terminal Street Warehouse                  East Bay/Sacramento - Sacramento, CA            I          October           143,480
Concord North Commerce Center I            East Bay/Sacramento - Concord, CA               I          October           193,590
Concord North Commerce Center II           East Bay/Sacramento - Concord, CA               I          October            64,125
21 Mandeville Court                        Silicon Valley - Monterey, CA                   I          December           14,664
Parkway Industrial                         Pacific Northwest - Portland, OR                I          December          176,634
Airport Way Commerce Park                  Pacific Northwest - Portland, OR                I          December          205,000
Northgate Business Park                    East Bay/Sacramento - Sacramento, CA            O          December           36,146
Northgate Business Park                    East Bay/Sacramento - Sacramento, CA            I          December          103,119

(1)     I - Industrial, O - Office, L - Land.

(4)     Represents sale of approximately 6.2 acres.

(5)     Represents sale of approximately 6.8 acres.

(6)     Represents sale of approximately 6.8 acres.

(7)     Represents sale of approximately 2.9 acres.

(8)     Represents sale of approximately 2.1 acres.

(9) Represents the continued disposition of projects in our Benicia Industrial Park property.

        Cash proceeds, net of closing costs, received from the dispositions were $382,043 for the year ended December 31, 2000. These proceeds were used to fund our recent acquisitions and our existing development pipeline. Gain recognized on disposition of real estate was $140,051 for the year ended December 31, 2000.

        During the year ended December 31, 1999, we disposed of one office property, fourteen industrial properties and two land parcels for total proceeds of $184,788. In addition to the disposition of land and properties, there were $5,170 of condemnation proceeds and $15,031 of proceeds on a mortgage held by us which was repaid by the borrower in the year ended December 31, 1999.

        During the year ended December 31, 1998, we disposed of one retail property, two office properties, four industrial properties, and two land parcels for total net proceeds of $75,357.

4.      TRANSACTIONS WITH AFFILIATES

        Revenues and Expenses

        We received $1,030 in 2000, $1,178 in 1999 and $2,848 in 1998, for
        management services provided to certain properties that are controlled and operated by either Spieker Northwest, Inc., or SNI, Spieker Griffin/W9 Associates, LLC, or Spieker Partners. Certain of our officers are partners in Spieker Partners.

        Receivable from Affiliates

        The $327 receivable from affiliates at December 31, 2000, and the $144 at December 31, 1999, represent management fees and reimbursements due from SNI, Spieker Griffin/W9 Associates, LLC and Spieker Partners.

        Investment in Mortgages

        Investment in mortgages of $8,827 at December 31, 2000, and $18,725 at December 31, 1999, are loans to SNI. The loans are secured by deeds of trust on real property, bear interest at 8.5% to 9.5%, and mature in 2012. Interest income on the notes of $1,122 for 2000, $1,369 for 1999, and $10,748 for 1998 is included in interest and other income.

        Investments in Affiliates

        The investments in affiliates include an investment in SNI. We own 95% of the non-voting Preferred Stock of SNI. Certain senior officers and one former officer of ours own 100% of the voting stock of SNI. At December 31, 2000, SNI owned 85,114 square feet of office and industrial property located in California. In addition to property ownership, SNI provides property management services to certain properties owned by Spieker Partners.

        Summarized condensed financial information of SNI is presented as follows:

                                     December 31, 2000         December 31, 1999
                                     -----------------         -----------------
Balance Sheet:
  Investments in real estate, net        $10,170                    $18,208
  Other assets                             1,985                      2,781
                                         -------                    -------
                                         $12,155                    $20,989
                                         -------                    -------
  Mortgages and other liabilities        $ 9,372                    $19,224
  Shareholders' equity                     2,783                      1,765
                                         -------                    -------
                                         $12,155                    $20,989
                                         =======                    =======



                                                       Year Ended December 31,
                                                ------------------------------------
                                                 2000          1999           1998
                                                -------       -------       --------
Results of Operations:
  Revenues                                      $ 2,527       $ 3,238       $ 20,688
  Interest expense                               (1,112)       (1,369)       (10,748)
  Other expense                                  (1,590)       (1,849)        (8,812)
                                                -------       -------       --------
    Net Income (Loss) Before Depreciation
    and Gain on Disposition of Real Estate      $  (175)      $    20       $  1,128
                                                =======       =======       ========


        Additionally, investments in affiliates include the 50.0% common interest in Spieker Griffin/W9 Associates, LLC. During 2000, our 37.5% preferred interest in Spieker Griffin/W9 Associates, LLC was converted to common interest. Spieker Griffin/W9 Associates, LLC owns a 535,000 square foot office complex, located in Orange County, California, which we manage.

5.      PROPERTY HELD FOR DISPOSITION

        We continue to review our portfolio and our long-term strategy for properties. Over time we will dispose of assets that do not have a strategic fit in the portfolio. Included in properties held for disposition of $197,602 at December 31, 2000, are thirty properties representing 6,116,975 square feet of industrial property and 242,932 square feet of office property, and four land parcels representing 18.1 acres. One land parcel, one office property, and eighteen industrial properties are located in the Pacific Northwest. One land parcel is located in Southern California. Two land parcels, one office property, and ten industrial properties are located in Northern California. Property held for disposition at December 31, 1999, of $89,220 consisted of one office property and six industrial properties located in the Pacific Northwest, one land parcel and two industrial properties in Northern California, and one land parcel and one industrial property in Southern California.

        The following summarizes the condensed results of operations of the properties held for disposition at December 31, 2000, for the years ended December 31, 2000, 1999 and 1998. Some properties held for disposition were acquired during the periods presented, therefore the net operating income for these periods presented may not be comparable.


                                       2000           1999           1998
                                     --------       --------       --------
Rental Revenues                      $ 34,012       $ 30,728       $ 26,191
Property Operating Expenses(1)         (7,140)        (6,457)        (5,202)
                                     --------       --------       --------
   Net Operating Income                26,872         24,271         20,989
Depreciation and Amortization          (6,035)        (6,853)        (5,886)
Interest                                 (417)          (417)          (417)
                                     --------       --------       --------
Adjusted Net Operating Income        $ 20,420       $ 17,001       $ 14,686
                                     ========       ========       ========

(1) Property Operating Expenses include property related rental expenses and real estate taxes.



6.  DEBT

    As of December 31, 2000 and 1999, debt consists of the following:


                                                                                                   2000            1999
                                                                                             ----------      ----------
Unsecured investment grade notes, varying fixed interest rates from 6.65% to
  8.00%, payable semi-annually, due from 2001 to 2027                                        $1,936,500      $1,836,500
Short-term borrowings, variable interest rates ranging from LIBOR plus 0.70%
  to LIBOR plus 3.50%, due 2003                                                                  61,619          63,012
Mortgage loans, fixed interest rates varying from 7.00% to 9.88%, due 2001 to 2013.(1)           56,738          97,331
                                                                                             ----------      ----------
                                                                                             $2,054,857      $1,996,843
                                                                                             ==========      ==========

(1) Mortgage loans generally require monthly principal and interest payments.

        Short-term borrowings include a $400,000 unsecured credit facility, which matures in November 2003, with an option to extend one year at our election. The credit facility carries interest at the London Interbank Offering Rate, referred to as LIBOR, plus 0.70%. The one-month LIBOR at December 31, 2000, was 6.57%. The credit facility also includes an annual administrative fee of $50 and an annual facility fee of 0.20%. As of December 31, 2000, we had no amounts outstanding under the facility. During 2000, the credit facility replaced the previous $250,000 unsecured credit facility, which carried interest at LIBOR plus 0.80%.

        As of December 31, 2000, the short-term borrowings also include a $100,000 secured development facility (including revolving commitments of $91,000 and $9,000) which matures in April 2003. The development facility carries interest at LIBOR plus 1.25% for $91,000 of the commitment and LIBOR plus 3.50% for the remaining $9,000 of the commitment. It also includes an annual administrative fee of $35 and an unused facility fee of 0.25%. As of December 31, 2000, the amount drawn on the development facility was $56,577 of the $91,000 commitment and $5,042 of the $9,000 commitment.

        The facilities are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants on both facilities.

        The mortgage loans are secured by deeds of trust on related properties. The gross book value of real estate assets pledged as collateral under deeds of trust for mortgage loans was $138,563 at December 31, 2000, and $210,030 at December 31, 1999.

        In December 2000, the Operating Partnership issued $200,000 of investment grade rated unsecured notes at 7.65% due December 15, 2010, priced to yield 7.66%. Net proceeds of approximately $198,200 were used to pay off $100,000 of unsecured notes which matured in December 2000, to pay down the credit facility, and to fund development activity.

        Our unsecured investment grade notes are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants in the unsecured note agreements governing this indebtedness. As of December 31, 2000, the estimated fair value of our fixed rate debt was approximately $1,994,000, and the carrying amount of our variable rate debt approximated fair value.

        The Company capitalized interest of $18,094 for the year ended December 31, 2000, $21,034 for 1999 and $16,482 for 1998.

        Future Minimum Debt Schedule

        The scheduled future minimum debt payments of all debt outstanding including short-term borrowings as of December 31, 2000, are as follows:

   Year           Amount
   ----         ----------
   2001         $  117,383
   2002            111,669
   2003             63,442
   2004            301,991
   2005            251,328
Thereafter       1,209,044
                ----------
                $2,054,857
                ==========

7.      LEASING ACTIVITY

        Future minimum rentals due from tenants under non-cancelable operating leases in effect at December 31, 2000, are as follows:

   Year           Amount
   ----         ----------
   2001         $  689,347
   2002            630,749
   2003            540,782
   2004            455,153
   2005            355,207
Thereafter       1,044,707
                ----------
                $3,715,945
                ==========

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $188,169 for the year ended December 31, 2000, $166,826 in 1999, and
        $147,850 in 1998. These amounts are included as rental revenue and rental expense in the accompanying consolidated statements of operations. Certain of the leases also provide for the payment of additional rent based on a percentage of the tenant's revenues. Additional rents under these leases were $12 for the year ended December 31, 2000, $380 for 1999, and $528 for 1998. Certain leases contain options to renew.

8.      DIVIDENDS AND DISTRIBUTIONS PAYABLE

    The dividends and distributions payable at December 31, 2000, and December 31, 1999, represent amounts payable to stockholders of record and distributions payable to minority interest holders as of the same dates. The stockholders of record and minority interest holders are as follows:

                                            December 31, 2000      December 31, 1999
                                            -----------------      -----------------
Shares of:
      Common Stock                             65,782,599              64,961,052
      Series A Preferred Stock                  1,000,000               1,000,000
      Series B Preferred Stock                  4,250,000               4,250,000
      Series C Preferred Stock                  6,000,000               6,000,000
      Series E Preferred Stock                  4,000,000               4,000,000
Units of:
      Minority Interest Holders                 8,826,153               8,822,915
      Minority Interest Holders-Preferred       1,500,000               1,500,000

9.      INCOME TAXES

        We have elected to be taxed as a REIT pursuant to Section 856(c)(1) of the Code. As a REIT, we generally will not be subject to federal income tax to the extent that we distribute at least 95 percent of our taxable income to our stockholders. Effective January 1, 2001, we must distribute at least 90 percent of our taxable income to our stockholders to qualify as a REIT. Additionally, REITs are subject to a number of organizational and operational requirements. If we fail to qualify as a REIT in any taxable year, we will be subject to federal and state income taxes (including any applicable alternative minimum taxes) based on our taxable income using respective corporate income tax rates. Even if we qualify for taxation as a REIT, we may be subject to certain state and local taxes on our income and property. We may also be subject to federal income and excise taxes on our undistributed taxable income.

        Taxable income allocable to us, excluding minority interests, was $208,200 for the year ended December 31, 2000, $194,956 for 1999, and $152,883 for 1998. The taxable income allocable to the preferred stockholders was $33,269 for the year ended December 31, 2000, $32,829 for 1999, and $29,234 for 1998.

        Differences between book and taxable income primarily result from temporary differences and permanent differences from deduction of non-cash compensation and stock option exercises. The temporary differences include depreciation of tenant improvements, unearned rental income and certain property dispositions structured as tax-deferred exchanges.

        For the years ended December 31, 2000, 1999 and 1998, approximately 2.25%, 2.87% and 0.28%, respectively, of the dividends paid represent dividends characterized as long-term capital gains, and approximately 1.65%, 1.28% and 0.07%, respectively, represent dividends characterized as Unrecaptured Section 1250 Gains.

10.     STOCKHOLDERS' EQUITY

        Preferred Stock

        The 1,000,000 shares of Series A Cumulative Convertible Preferred Stock are convertible into and have voting rights equal to 1,219,512 shares of our Common Stock. The Series A Preferred Stock is redeemable, in whole or in part at our option, at the original issue price of $25.00 per share, plus accrued and unpaid dividends. The dividend per share, calculated on the converted number of shares, is equal to the Common Stock dividend per share, provided that the dividend yield on the preferred stock may not be less than the initial dividend rate thereof. Dividends are payable quarterly in arrears. With respect to the payments of dividends and amounts upon liquidation, the Series A Preferred Stock ranks in parity with our Series B, Series C and Series E Preferred Stocks and ranks senior to our Common Stock.

        The Series B Preferred Stock dividends are payable quarterly in arrears at an annual rate of 9.45% of the initial liquidation preference of $106,250. The Series B Preferred Stock is redeemable at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series B Preferred Stock ranks in parity with our Series A, Series C and Series E Preferred Stocks and ranks senior to our Common Stock.

        The Series C Preferred Stock dividends are payable quarterly in arrears at an annual rate of 7.88% of the initial liquidation preference of $150,000. The Series C Preferred Stock is redeemable on or after October 10, 2002, at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series C Preferred Stock ranks in parity with our Series A, Series B and Series E Preferred Stocks and ranks senior to our Common Stock.

        In June 1998, we sold 4,000,000 shares of Series E Cumulative Redeemable Preferred Stock for $25.00 per share. Net proceeds of $96,800 were used principally to repay borrowings on the unsecured credit facility and to fund the ongoing acquisition and development of property. The Series E Preferred Stock dividends are payable quarterly in arrears at an annual rate of 8.00% of the initial liquidation preference of $100,000. The Series E Preferred Stock is redeemable on or after June 4, 2003, at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series E Preferred Stock ranks in parity with our Series A, Series B and Series C Preferred Stocks and ranks senior to our Common Stock.

        Class C Common Stock

        During the year ended December 31, 1999, all shares of Class C Common Stock outstanding were converted to 1,176,470 shares of Common Stock.

        Ownership Limitations

        To maintain our qualification as a REIT, not more than 50 percent of the value of our outstanding shares may be owned, directly or indirectly, by five or fewer individuals (defined to include certain entities), applying certain constructive ownership rules. To help ensure that we will not fail this test, our Charter provides for certain restrictions on the transfer of the Common Stock to prevent further concentration of stock ownership. Moreover, to evidence compliance with these requirements, we must maintain records that disclose the actual ownership of our outstanding Common Stock and will demand written statements each year from the record holders of designated percentages of our Common Stock disclosing the actual owners of such Common Stock.

        Stockholders' Rights Agreement

        On September 30, 1998, we paid a dividend of one right for each outstanding share of Common Stock held of record at the close of business on September 30, 1998, or issued thereafter prior to the Separation Time, as defined in the Rights Agreement referred to below. The rights were issued pursuant to the Stockholders' Protection Rights Agreement, dated as of September 30, 1998, between us and the Bank of New York, as Rights Agent.

11.     EMPLOYMENT RETIREMENT AND STOCK PLANS

        Retirement Savings Plan

        Effective January 1, 1994, we adopted a retirement savings plan pursuant to Section 401(k) of the Internal Revenue Code, whereby participants may contribute a percentage of compensation, but not in excess of the maximum allowed under the Code. The plan provides for a matching contribution by us, which amounted to $1,132 for the year ended December 31, 2000, $840 for 1999 and $597 for 1998. In addition, we may make additional contributions at the discretion of management. Management authorized additional contributions of $1,068 for the year ended December 31, 2000, $853 for 1999 and $582 for 1998.

        Stock Incentive Plan

        We have adopted the Spieker Properties, Inc. 1993 Stock Incentive Plan (the "Stock Incentive Plan") to provide incentives to attract and retain officers and key employees. Under the Plan as amended on May 22, 1996, the number of shares available for option grant is 9.9% of the number of shares of Common Stock, on a fully converted basis, outstanding as of the last day of the immediately preceding quarter, reduced by the number of shares of Common Stock reserved for issuance through our other stock compensation plans. The strike price on the shares granted is equal to the market price of our stock at the grant date. Shares granted under this plan vest over four or five years.

        Information relating to the employee Stock Incentive Plan from January 1, 1998, through December 31, 2000, is as follows:

                                                                   Weighted Average
                                                                     Option Price       Option Price
                                                         Options       Per Share         Per Share
                                                        ---------  ----------------     ------------
Shares under option at December 31, 1997                4,116,150       $28.76          $20.50-41.38
Granted                                                 1,417,500        38.67           34.63-40.00
Exercised                                                (278,850)       20.92           20.50-35.19
Forfeited                                                (167,350)       31.67           20.50-38.75
                                                       ----------       ------          ------------
Shares under option at December 31, 1998                5,087,450        31.86           20.50-41.38
Granted                                                   660,000        38.45           35.00-41.00
Exercised                                                (125,465)       23.27           20.50-35.19
Forfeited                                                (202,535)       36.63           29.25-38.81
                                                       ----------       ------          ------------
Shares under option at December 31, 1999                5,419,450        32.68           20.50-41.38
Granted                                                   944,000        44.79           40.19-53.44
Exercised                                                (491,290)       30.30           20.50-44.50
Forfeited                                                (131,700)       39.18           29.25-44.50
                                                       ----------       ------          ------------
Shares under option at December 31, 2000                5,740,460        34.73           20.50-53.44
                                                       ----------
Options exercisable at December 31, 2000                2,933,858        30.27           20.50-41.38
Shares available for grant at December 31, 2000           391,293

        Directors' Stock Option Plan

        On May 22, 1996, the Directors' Stock Option Plan was amended to increase the number of shares of Common Stock subject to automatic annual option grants to our independent directors from 500 shares to 4,000 shares, to increase the number of shares of Common Stock available for option grant from 30,000 to 150,000, and to provide that, in the event of a change in control, outstanding options will become fully vested. To date, 94,000 shares have been granted under the plan, and 14,000 shares have been exercised.

        Stock Options

        We apply APB 25 and related interpretations in accounting for our stock option plan. Accordingly, no compensation cost has been recognized, as the option price per share equaled the fair value of the common stock on the date of grant. Had compensation cost for the plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method prescribed by Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation," our pro forma net income available to common stockholders would have been reduced by $4,887, $2,761, and $2,090, and pro forma basic and diluted earnings per share would have been reduced to $4.54, $2.90, and $2.85 and $4.40, $2.05, and $2.04, respectively, for the years ended December 31, 2000, 1999, and 1998.

        For these disclosure purposes, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000, 1999 and 1998 respectively: dividend yield of 6.0%, 6.1% and 6.6%; expected volatility of 43.5%, 19.3% and 18.1%; expected lives of five, ten and six years; and risk-free interest rates of 5.0%, 5.8% and 4.6%. Based on these assumptions, the weighted average fair value of options granted would be calculated as $11.86, $4.70 and $3.36 in 2000, 1999, and 1998, respectively.

        Restricted Stock

        Effective June 9, 1999, the Board of Directors passed a resolution authorizing the issuance of up to 3,164,935 restricted shares of our common stock pursuant to restricted stock agreements, and immediately issued 201,610 of the newly authorized shares in exchange for previously outstanding unvested restricted shares granted in 1997, 1998 and 1999 under the Stock Incentive Plan. As of December 31, 2000, a total of 303,206 restricted shares have been issued.

12.     COMMITMENTS AND CONTINGENCIES

        Environmental Matters


        We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. We are not aware of any environmental liability with respect to the properties that would have a material adverse effect on our business, assets or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability would have an adverse effect on our results of operations and cash flows.

        Certain environmental matters have been identified at twelve of our properties. A summary of the matters is as follows:

        - For five of the properties, third parties have assumed the remediation liabilities and have been paying for all remediation costs and/or have indemnified us with respect to the remediation costs for these properties. We estimate based upon currently available information that the costs to remediate the environmental matters at these five properties are approximately $4,000. The costs are projected to be paid over periods of up to 20 years. We have not recorded any liability related to the remediation costs as these costs have been, and we believe will continue to be, paid by the third parties.

        - With respect to one property, an environmental matter was identified adjacent to that property. No contamination has been identified on our property that we believe will require remediation and therefore we believe we have no environmental liability with respect to this property. In addition, we believe that if an environmental liability were identified at our property, third parties associated with the adjacent property would be held responsible.

        - Soil and ground water contamination was found at two of our properties. The contamination at one of the properties was remediated at a cost of approximately $250 and we believe that the remediation with respect to that property has been completed. The remediation cost at the other property is estimated to be approximately $1,300. The cost is estimated to be paid over a 10-year period. A third party is currently paying for the remediation at this property. We have not recorded any liability related to the remediation costs of this property as these costs have been, and we believe will continue to be, paid by the third party.

        - For four of the properties, the extent of the contamination and required remediation, if any, and the allocation of liability among potential responsible parties has not yet been finalized. We estimate based upon currently available information that the costs to remediate the environmental matters at these four properties range from approximately $2,200 to $3,300. We are not able to estimate the periods over which these costs will be incurred. We have recorded a liability of approximately $1,100 related to these four environmental matters based upon our estimated remediation costs and our estimated portion of the remediation liability.


        Lease Commitments

        We have entered into operating ground leases on certain land parcels with periods ranging from 16 to 88 years. Future minimum rental payments required under non-cancelable operating ground leases in effect at December 31, 2000, are as follows:

   Year          Amount
   ----         --------
   2001         $  7,797
   2002            7,817
   2003            7,821
   2004            7,806
   2005            7,831
Thereafter       432,080
                --------
                $471,152
                ========

        The land on which three of our properties are located is owned by Stanford University and is subject to ground leases. The ground leases expire in 2039 and 2040, and unless the leases are extended, the use of the land, together with all improvements, will revert back to Stanford University. The former owners of the three properties prepaid the ground leases through 2011, 2012 and 2017; thereafter, we will be responsible for the ground lease payments, as defined under the terms of the leases. These ground lease payments have been segregated from the total purchase price of the properties, capitalized as leasehold interests in the accompanying consolidated balance sheets, and are being amortized ratably over the terms of the related prepayment periods (18 to 24 years).

        General Uninsured Losses

        We carry commercial general liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of extraordinary losses, which may be either uninsurable, or not economically insurable. Should an uninsured loss occur, we could lose our investment in, and anticipated profits and cash flows from, a property.

        Certain of the properties are located in areas that are subject to earthquake activity; we have therefore obtained excess earthquake insurance for those properties in higher risk earthquake areas. In the event of an earthquake, we are insured for $300,000 of loss, less a deductible of 5% of total insured value per occurrence capped at $50,000. Any losses in excess of $300,000 will be borne by us.

        Litigation

        In the normal course of business, from time to time, we are involved in legal actions relating to the ownership and operations of our properties. In our opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a materially adverse effect on our consolidated financial position, results of operations or cash flows.

13.     SEGMENT INFORMATION

        We have five reportable segments or "regions": Pacific Northwest; East Bay/Sacramento, California; Peninsula/North Bay, California; Silicon Valley, California; and Southern California. Each region has a Regional President who is directly responsible for managing all phases of the region's operations including acquisition, development, leasing and property management. Each region includes both office and industrial properties, which are leased to tenants engaged in various types of businesses activities. The accounting policies for the five regions are the same as those described in the summary of significant accounting policies. We evaluate performance based upon the combined net operating income of the properties in each region. Each of the five operating regions consists of differing mixes of office and industrial properties. The rental revenues and net operating income for the regions are not comparable, given the differing mixes of properties within the regions.

        Effective January 1, 2000, the North-East Bay/Sacramento region was split into two regions. The two new regions are called East Bay/Sacramento and Peninsula/North Bay. The 1999 and 1998 rental revenues and net operating income disclosures below have been restated to reflect these two regions. Significant information for the reportable segments for the twelve months ended December 31, 2000, 1999 and 1998 is as follows:

                                           Pacific      East Bay/      Peninsula/       Silicon        Southern
                                         Northwest    Sacramento(1)   North Bay(1)      Valley        California         Total
                                        ----------    -------------   ------------    ----------      ----------      ----------
2000 Rental Revenues                    $  144,480      $118,903        $ 95,654      $  182,676      $  202,786      $  744,499
1999 Rental Revenues                       135,068        99,519          72,322         147,955         182,980         637,844
1998 Rental Revenues                       117,920        83,158          55,968         127,756         157,628         542,430

2000 Net Operating Income(2)               100,486        84,761          68,708         145,658         130,591         530,204
1999 Net Operating Income(2)                96,317        69,411          49,709         114,532         115,129         445,098
1998 Net Operating Income(2)                84,843        56,974          38,189          97,326          98,055         375,387

2000 Additions to Properties(3)(4)         179,584            --          79,651              --          58,099         317,334
1999 Additions to Properties(3)(4)          93,690            --              --              --          35,501         129,191
1998 Additions to Properties(3)(4)          65,300        57,600         151,000         184,100         389,680         847,680

2000 Reductions to Properties(3)            54,649       112,362              --           8,754          65,801         241,566
1999 Reductions to Properties(3)            68,043         2,954              --           1,801          58,439         131,237
1998 Reductions to Properties(3)             6,165        31,369              --              --          16,535          54,069

2000 Deployable Assets(5)                1,085,696       693,551         614,525       1,009,028       1,292,731       4,695,531
1999 Deployable Assets(5)                  938,597       741,845         497,024         963,464       1,244,619       4,385,549
1998 Deployable Assets(5)                  903,047       738,021         412,176         894,281       1,207,212       4,154,737


(1) As of January 1, 2000, the basis of the assets re-allocated from the split of the North-East Bay/Sacramento region was approximately $803,710 to the East Bay/Sacramento region and $477,242 to the Peninsula/North Bay Region.

(2) Net operating income for the properties is calculated by subtracting property related rental expenses and real estate taxes from rental revenues on the accompanying consolidated statements of operations.

(3) See Note 3 to the consolidated financial statements for the related square footage by region of the additions and reductions to properties.

(4) Represents the initial acquisition costs of the properties excluding any additional repositioning costs.

(5) Calculated by taking net investments in real estate, adding back the accumulated depreciation and deducting the investment in mortgages on the accompanying Consolidated Balance Sheets.

14.     SUPPLEMENTAL CASH FLOW INFORMATION

                                                                   Year Ended December 31,
                                                           ------------------------------------
                                                             2000          1999          1998
                                                           --------      --------      --------
SUPPLEMENTAL CASH FLOW DISCLOSURE:
  Cash paid for interest                                   $130,259      $114,999      $112,130

SUPPLEMENTAL DISCLOSURE OF NON-CASH
TRANSACTIONS:
  Debt assumed in property acquistions                           --        29,475        19,394
  Minority interest capital recorded for property
     acquisitions                                             8,644            --        69,405
  Increase to land and assessment bonds payable                 102           308         4,344
  Write-off of fully depreciated property                    12,729         5,824        11,027
  Write-off of fully depreciated
     furniture, fixtures and equipment                        1,101           538           320
  Write-off of fully amortized deferred financing and
     leasing costs                                            7,649         1,973         2,342
  Restricted Stock grants, net of amortization                  350         1,484            --
  Property acquired through the issuance of Common
     Stock                                                       --            --         6,900
  Operating Partnership unit conversion to Common
     Stock step up                                            3,656            --            --
  Operating Partnership unit conversion to Common
     Stock step down                                             --         1,468            --
  Non-cash deposits                                           1,408            --            --

15.     QUARTERLY FINANCIAL DATA (unaudited)

                                                                           Quarter Ended
                                                 -------------------------------------------------------------------
2000                                             March 31,     June 30,    September 30,   December 31,     Total(1)
----                                             --------      --------    ------------    -----------     --------
Revenues                                         $169,512      $184,029      $194,056        $206,239      $753,836
Income from operations before disposition
  of real estate and minority interest             53,257        61,336        63,963          61,305       239,863
Net income available to Common Stockholders        57,807        58,995       101,509          81,884       300,195
Net income per share of Common Stock- diluted    $   0.87      $   0.88      $   1.49        $   1.20      $   4.45



                                                                            Quarter Ended
                                                 ----------------------------------------------------------------
1999                                             March 31,     June 30,    September 30, December 31,     Total(1)
----                                             --------      --------    ------------  -----------     --------
Revenues                                         $150,648      $158,733      $164,600      $169,848      $643,829
Income from operations before disposition
  of real estate and minority interest             47,594        48,716        47,954        51,252       195,516
Net income available to Common Stockholders        36,836        37,509        39,004        73,976       187,322
Net income per share of Common Stock - diluted   $   0.58      $   0.59      $   0.60      $   1.12      $   2.89

(1) The sum of quarterly financial data in 2000 and 1999 varies from the annual data due to rounding.

16.     PENDING MERGER WITH EQUITY OFFICE PROPERTIES

        On February 22, 2001, Equity Office Properties Trust, a Maryland Corporation, EOP Operating Limited Partnership, a Delaware limited partnership of which Equity Office is the sole general partner, the Company and the Operating Partnership entered into an Agreement and Plan of Merger. The merger agreement provides for the merger of the Company with and into Equity Office and for the merger of a newly created limited liability company, all of the ownership interests of which are held by EOP Partnership, with and into the Operating Partnership.

        In the merger of the Company with and into Equity Office, holders of the Company's Common Stock will receive $13.50 in cash and 1.49586 Equity Office Common Shares for each share of the Company's Common Stock. Cash will be paid instead of the issuance of fractional shares. The exchange ratio is not subject to change and there is no "collar" or minimum trading price for the shares of the Company's Common Stock or the Equity Office Common Shares. The merger is subject to the approval of the stockholders of the Company and Equity Office.

                            SPIEKER PROPERTIES, INC.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000


                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
       EAST BAY/SACRAMENTO
10181  455 University                  Sacramento, CA            $          0   $    993,704   $    1,511,113
10211  8880 Cal Center Drive           Sacramento, CA                      --      3,804,401       10,148,482
10231  740 University Avenue           Sacramento, CA                      --        261,250          798,220
10281  Gateway Oaks II                 Sacramento, CA                      --      1,516,168        4,276,153
10291  Gateway Oaks I                  Sacramento, CA                      --      2,938,968        9,892,545
10311  701 University Avenue           Sacramento, CA                      --      1,055,714        3,252,825
10341  The Orchard                     Sacramento, CA                      --      1,505,937        4,521,812
10351  555 University Avenue           Sacramento, CA                      --      1,472,559        4,417,677
10361  575 University Avenue           Sacramento, CA                      --             --          687,723
10362  601 University Avenue           Sacramento, CA                      --      1,684,489        5,053,468
10381  Livermore Commerce Center       Livermore, CA                       --      1,476,051        2,860,850
10391  655 University Avenue           Sacramento, CA                      --      1,152,108        3,456,325
10481  Huntwood Business Park          Hayward, CA                         --        339,688        1,111,061
10491  Independent Road Warehouse      Oakland, CA                         --        293,743          875,262
10511  BayCenter Business Park Ph II   Hayward, CA                         --      1,625,067        4,307,152
10521  Keebler Warehouse               Hayward, CA                         --        605,637        1,676,194
10601  Cabot Boulevard Warehouse       Hayward, CA                         --      1,559,831        4,560,064
10611  Benicia Commerce Center         Benicia, CA                         --        673,762        3,242,372
10621  Montgomery Ward                 Pleasant Hill, CA                   --        717,750        3,489,402
10631  Eden Landing Business Center    Hayward, CA                         --      1,158,197        1,958,841
10641  The Good Guys Distrib. Ctr      Hayward, CA                         --      4,936,467        9,293,846
10681  Point West III- River Park Dr   Sacramento, CA                      --      1,530,286        3,572,566
10691  Point West I - Response Road    Sacramento, CA                      --      1,007,734        2,379,740
10741  BayCenter Business Park Ph I    Hayward, CA                         --      1,500,000        4,105,976
10751  Point West Commercentre         Sacramento, CA                      --      3,443,730        9,025,615
10821  732-834 Striker Avenue          Sacramento, CA                      --      1,009,601        2,337,095
10891  Gateway Oaks III                Sacramento, CA                      --      1,151,181        3,344,582
10941  Doolittle Business Center       San Leandro, CA                     --        866,075        2,618,714
10954  Benicia Ind I (437 Industrial)  Benicia, CA                         --        745,177        2,682,753
10955  Benicia Ind I (360 Indust Ct)   Benicia, CA                         --        507,991        1,332,787
11051  3600 American River Drive       Sacramento, CA                      --      1,059,222        4,274,450
11052  3610 American River Drive       Sacramento, CA                      --        490,859        1,963,435
11053  3620 American River Drive       Sacramento, CA                      --      1,033,387        4,133,548
11072  Benicia Ind II (Iowa/Stone)     Benicia, CA                         --        859,140        2,864,406
11073  Benicia Ind II (Iowa/Indiana)   Benicia, CA                         --      1,113,044        2,828,144
11074  Benicia Ind II(363 Industrial)  Benicia, CA                         --        891,542        2,240,404
11111  Benicia Ind Land (080-040-69)   Benicia, CA                         --        252,839               --
11161  Port of Oakland                 Oakland, CA                         --      1,693,760        5,091,125
11281  BayCenter Business Park Ph III  Hayward, CA                         --      1,248,216        3,833,799
11301  Fidelity Plaza                  Sacramento, CA                      --      1,354,983        3,739,440
11471  Watergate Tower I               Emeryville, CA                      --      4,255,014       17,020,647
11472  Watergate Tower II              Emeryville, CA                      --      5,178,975       20,716,620
11473  Watergate Tower III             Emeryville, CA                      --     13,556,596       54,227,878
11474  Baybridge Office Plaza          Emeryville, CA                      --      1,467,077        5,870,708
11475  Christie Industrial Building    Emeryville, CA                      --        451,156        1,354,069
11476  Chevy's Restaurant              Emeryville, CA                      --        210,319          491,015
11477  Shellmound Industrial Building  Emeryville, CA                      --        225,341          676,376
11478  Tower I Parking Lot (H/C)       Emeryville, CA                      --             --               --
11479  Watergate Tower IV              Emeryville, CA              29,264,526      4,319,774       48,927,705
11621  Point West Corporate Center I   Sacramento, CA                      --      4,388,722       11,879,068
11651  Point West Corporate Center II  Sacramento, CA                      --      1,000,000           47,489
11681  Lafayette Terrace               Lafayette, CA                       --      2,037,282        5,525,912
11761  Huntwood Business Center        Hayward, CA                         --      2,929,335        8,839,070
11801  Gateway Oaks IV                 Sacramento, CA                      --      1,448,174        7,689,124
11841  Treat Towers                    Walnut Creek, CA                    --      4,089,868       56,405,270
11851  Johnson Ranch Corp Center I     Roseville, CA                       --      4,899,345       13,328,722
11852  Johnson Ranch Corp Center II    Roseville, CA                       --        808,265        4,025,561
12031  Roseville Corporate Center      Roseville, CA                       --      1,563,207       10,312,599
12111  Douglas Corporate Center        Roseville, CA                       --      1,645,319       10,987,967
12112  Douglas Corporate Center II     Roseville, CA                       --      1,822,812          470,560
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
       EAST BAY/SACRAMENTO
10181  455 University                  Sacramento, CA           $    609,961   $    993,704   $    2,121,074   $    3,114,778
10211  8880 Cal Center Drive           Sacramento, CA              1,174,587      3,804,401       11,323,069       15,127,470
10231  740 University Avenue           Sacramento, CA                213,835        261,250        1,012,055        1,273,305
10281  Gateway Oaks II                 Sacramento, CA                963,096      1,516,168        5,239,249        6,755,417
10291  Gateway Oaks I                  Sacramento, CA              1,943,439      2,938,968       11,835,984       14,774,952
10311  701 University Avenue           Sacramento, CA                462,874      1,055,714        3,715,699        4,771,413
10341  The Orchard                     Sacramento, CA              1,569,624      1,505,937        6,091,436        7,597,373
10351  555 University Avenue           Sacramento, CA                964,208      1,472,559        5,381,885        6,854,444
10361  575 University Avenue           Sacramento, CA                251,468             --          939,191          939,191
10362  601 University Avenue           Sacramento, CA                925,132      1,684,489        5,978,600        7,663,089
10381  Livermore Commerce Center       Livermore, CA                 279,826      1,476,051        3,140,676        4,616,727
10391  655 University Avenue           Sacramento, CA                969,492      1,152,108        4,425,817        5,577,925
10481  Huntwood Business Park          Hayward, CA                   698,561        339,688        1,809,622        2,149,310
10491  Independent Road Warehouse      Oakland, CA                   379,268        293,743        1,254,530        1,548,273
10511  BayCenter Business Park Ph II   Hayward, CA                   905,553      1,625,067        5,212,705        6,837,772
10521  Keebler Warehouse               Hayward, CA                    85,800        605,637        1,761,994        2,367,631
10601  Cabot Boulevard Warehouse       Hayward, CA                 1,161,621      1,559,831        5,721,685        7,281,516
10611  Benicia Commerce Center         Benicia, CA                   208,267        673,762        3,450,639        4,124,401
10621  Montgomery Ward                 Pleasant Hill, CA              91,906        717,750        3,581,308        4,299,058
10631  Eden Landing Business Center    Hayward, CA                    16,479      1,158,197        1,975,320        3,133,517
10641  The Good Guys Distrib. Ctr      Hayward, CA                   178,514      4,936,467        9,472,360       14,408,827
10681  Point West III- River Park Dr   Sacramento, CA                720,959      1,530,286        4,293,525        5,823,811
10691  Point West I - Response Road    Sacramento, CA                732,122      1,007,734        3,111,862        4,119,596
10741  BayCenter Business Park Ph I    Hayward, CA                   336,650      1,500,000        4,442,626        5,942,626
10751  Point West Commercentre         Sacramento, CA              2,205,687      3,443,730       11,231,302       14,675,032
10821  732-834 Striker Avenue          Sacramento, CA                188,892      1,009,601        2,525,987        3,535,588
10891  Gateway Oaks III                Sacramento, CA                824,310      1,151,181        4,168,892        5,320,073
10941  Doolittle Business Center       San Leandro, CA               304,069        866,075        2,922,783        3,788,858
10954  Benicia Ind I (437 Industrial)  Benicia, CA                   352,884        745,177        3,035,637        3,780,814
10955  Benicia Ind I (360 Indust Ct)   Benicia, CA                    34,431        507,991        1,367,218        1,875,209
11051  3600 American River Drive       Sacramento, CA                708,342      1,059,222        4,982,792        6,042,014
11052  3610 American River Drive       Sacramento, CA                275,739        490,859        2,239,174        2,730,033
11053  3620 American River Drive       Sacramento, CA                745,160      1,033,387        4,878,708        5,912,095
11072  Benicia Ind II (Iowa/Stone)     Benicia, CA                   611,565        859,140        3,475,971        4,335,111
11073  Benicia Ind II (Iowa/Indiana)   Benicia, CA                   838,525      1,113,044        3,666,669        4,779,713
11074  Benicia Ind II(363 Industrial)  Benicia, CA                 1,069,786        891,542        3,310,190        4,201,732
11111  Benicia Ind Land (080-040-69)   Benicia, CA                    33,085        252,839           33,085          285,924
11161  Port of Oakland                 Oakland, CA                   235,167      1,693,760        5,326,292        7,020,052
11281  BayCenter Business Park Ph III  Hayward, CA                 1,550,042      1,248,216        5,383,841        6,632,057
11301  Fidelity Plaza                  Sacramento, CA              1,009,068      1,354,983        4,748,508        6,103,491
11471  Watergate Tower I               Emeryville, CA              5,658,268      4,255,014       22,678,915       26,933,929
11472  Watergate Tower II              Emeryville, CA              4,348,243      5,178,975       25,064,863       30,243,838
11473  Watergate Tower III             Emeryville, CA              5,827,105     13,556,596       60,054,983       73,611,579
11474  Baybridge Office Plaza          Emeryville, CA                526,145      1,467,077        6,396,853        7,863,930
11475  Christie Industrial Building    Emeryville, CA                144,564        451,156        1,498,633        1,949,789
11476  Chevy's Restaurant              Emeryville, CA                 57,735        210,319          548,750          759,069
11477  Shellmound Industrial Building  Emeryville, CA                 96,314        225,341          772,690          998,031
11478  Tower I Parking Lot (H/C)       Emeryville, CA              1,279,335             --        1,279,335        1,279,335
11479  Watergate Tower IV              Emeryville, CA                     --      4,319,774       48,927,705       53,247,479
11621  Point West Corporate Center I   Sacramento, CA              2,621,079      4,388,722       14,500,147       18,888,869
11651  Point West Corporate Center II  Sacramento, CA                     --      1,000,000           47,489        1,047,489
11681  Lafayette Terrace               Lafayette, CA                  56,857      2,037,282        5,582,769        7,620,051
11761  Huntwood Business Center        Hayward, CA                    52,739      2,929,335        8,891,809       11,821,144
11801  Gateway Oaks IV                 Sacramento, CA              1,867,941      1,448,174        9,557,065       11,005,239
11841  Treat Towers                    Walnut Creek, CA            8,109,059      4,089,868       64,514,329       68,604,197
11851  Johnson Ranch Corp Center I     Roseville, CA                 869,498      4,899,345       14,198,220       19,097,565
11852  Johnson Ranch Corp Center II    Roseville, CA                 859,722        808,265        4,885,283        5,693,548
12031  Roseville Corporate Center      Roseville, CA               2,707,865      1,563,207       13,020,464       14,583,671
12111  Douglas Corporate Center        Roseville, CA               1,256,844      1,645,319       12,244,811       13,890,130
12112  Douglas Corporate Center II     Roseville, CA                      --      1,822,812          470,560        2,293,372
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
       EAST BAY/SACRAMENTO
10181  455 University                  Sacramento, CA           $    738,677       1987           3-40
10211  8880 Cal Center Drive           Sacramento, CA              3,169,083       1989           3-40
10231  740 University Avenue           Sacramento, CA                322,038       1987           3-40
10281  Gateway Oaks II                 Sacramento, CA              1,351,687       1992           3-40
10291  Gateway Oaks I                  Sacramento, CA              2,730,187       1990           3-40
10311  701 University Avenue           Sacramento, CA                980,709       1991           3-40
10341  The Orchard                     Sacramento, CA              1,623,177       1990           3-40
10351  555 University Avenue           Sacramento, CA              1,415,860       1990           3-40
10361  575 University Avenue           Sacramento, CA                250,030       1990           3-40
10362  601 University Avenue           Sacramento, CA              1,656,540       1990           3-40
10381  Livermore Commerce Center       Livermore, CA                      --       1988           3-40
10391  655 University Avenue           Sacramento, CA              1,158,164       1990           3-40
10481  Huntwood Business Park          Hayward, CA                   741,890       1979           3-40
10491  Independent Road Warehouse      Oakland, CA                   616,057       1972           3-40
10511  BayCenter Business Park Ph II   Hayward, CA                 1,902,620       1984           3-40
10521  Keebler Warehouse               Hayward, CA                   665,640       1985           3-40
10601  Cabot Boulevard Warehouse       Hayward, CA                 2,253,278       1988           3-40
10611  Benicia Commerce Center         Benicia, CA                        --       1989           3-40
10621  Montgomery Ward                 Pleasant Hill, CA           1,061,076       1989           3-40
10631  Eden Landing Business Center    Hayward, CA                   529,176       1990           3-40
10641  The Good Guys Distrib. Ctr      Hayward, CA                 2,086,879       1990           3-40
10681  Point West III- River Park Dr   Sacramento, CA                747,726       1994           3-40
10691  Point West I - Response Road    Sacramento, CA                635,927       1994           3-40
10741  BayCenter Business Park Ph I    Hayward, CA                   774,525       1994           3-40
10751  Point West Commercentre         Sacramento, CA              1,864,201       1995           3-40
10821  732-834 Striker Avenue          Sacramento, CA                     --       1995           3-40
10891  Gateway Oaks III                Sacramento, CA                918,718       1995           3-40
10941  Doolittle Business Center       San Leandro, CA               379,455       1996           3-40
10954  Benicia Ind I (437 Industrial)  Benicia, CA                        --       1996           3-40
10955  Benicia Ind I (360 Indust Ct)   Benicia, CA                        --       1996           3-40
11051  3600 American River Drive       Sacramento, CA                720,766       1995           3-40
11052  3610 American River Drive       Sacramento, CA                279,036       1995           3-40
11053  3620 American River Drive       Sacramento, CA                623,682       1995           3-40
11072  Benicia Ind II (Iowa/Stone)     Benicia, CA                        --       1996           3-40
11073  Benicia Ind II (Iowa/Indiana)   Benicia, CA                        --       1996           3-40
11074  Benicia Ind II(363 Industrial)  Benicia, CA                        --       1996           3-40
11111  Benicia Ind Land (080-040-69)   Benicia, CA                        --       1996           3-40
11161  Port of Oakland                 Oakland, CA                   651,877       1996           3-40
11281  BayCenter Business Park Ph III  Hayward, CA                   800,405       1996           3-40
11301  Fidelity Plaza                  Sacramento, CA                625,905       1996           3-40
11471  Watergate Tower I               Emeryville, CA              2,131,157       1997           3-40
11472  Watergate Tower II              Emeryville, CA              2,441,328       1997           3-40
11473  Watergate Tower III             Emeryville, CA              6,123,855       1997           3-40
11474  Baybridge Office Plaza          Emeryville, CA                697,158       1997           3-40
11475  Christie Industrial Building    Emeryville, CA                160,580       1997           3-40
11476  Chevy's Restaurant              Emeryville, CA                 52,154       1997           3-40
11477  Shellmound Industrial Building  Emeryville, CA                 78,285       1997           3-40
11478  Tower I Parking Lot (H/C)       Emeryville, CA                 27,939       1997           3-40
11479  Watergate Tower IV              Emeryville, CA                     --       1997           3-40
11621  Point West Corporate Center I   Sacramento, CA              1,648,266       1997           3-40
11651  Point West Corporate Center II  Sacramento, CA                     --       1997           3-40
11681  Lafayette Terrace               Lafayette, CA                 491,057       1997           3-40
11761  Huntwood Business Center        Hayward, CA                   766,533       1997           3-40
11801  Gateway Oaks IV                 Sacramento, CA              1,058,403       1997           3-40
11841  Treat Towers                    Walnut Creek, CA            3,884,048       1997           3-40
11851  Johnson Ranch Corp Center I     Roseville, CA               1,340,010       1997           3-40
11852  Johnson Ranch Corp Center II    Roseville, CA                 450,799       1997           3-40
12031  Roseville Corporate Center      Roseville, CA                 633,276       1997           3-40
12111  Douglas Corporate Center        Roseville, CA                 969,042       1997           3-40
12112  Douglas Corporate Center II     Roseville, CA                      --       1997           3-40

                               SPIEKER PROPERTIES
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
12381  Hayward Business Park           Hayward, CA                         --      8,453,559       25,236,562
12491  Vasco Business Center           Livermore, CA                       --      1,037,345        3,916,149
12521  Parkshore Plaza - Phase I       Folsom, CA                          --      1,578,273       10,508,489
12561  Parkshore Plaza - Phase II      Folsom, CA                          --      1,634,925       14,192,758
12571  Airway Business Park            Livermore, CA                       --      3,862,102        6,384,995
12621  Parkshore Plaza - Phase III     Sacramento, CA                      --      2,940,116        3,841,852
12691  Homestead Land (Station Oaks)   Walnut Creek, CA                    --      2,952,225          839,337
                                                                 ------------   ------------   --------------
                                       Total                     $ 29,264,526   $130,285,384   $  487,476,468
                                                                 ============   ============   ==============
       Peninsula/North Bay
10591  Dubuque Business Center         South San Francisco, CA   $          0   $  3,491,267   $    4,865,732
10711  Redwood Shores                  Redwood City, CA                    --      3,766,122        4,687,615
11021  Bayside Corporate Center        Foster City, CA                     --      2,455,163        7,693,285
11022  Bayside Corporate Center        Foster City, CA                     --             --               --
11241  Airport Service Center          Burlingame, CA                      --        668,283        2,013,558
11331  Wood Island Office Complex      Larkspur, CA                        --      3,796,146       10,143,999
11511  555 Twin Dolphin Plaza          Redwood City, CA                    --      8,181,629       35,184,734
11541  Fountaingrove Center            Santa Rosa, CA                      --      4,391,945       11,960,753
11561  Sierra Point                    Brisbane, CA                        --      2,429,943        8,222,689
11831  San Mateo BayCenter I           San Mateo, CA                       --      2,464,154       10,422,627
12081  Vintage Park Office - Bldg. 1   Foster City, CA                     --      2,819,393        7,143,194
12082  Vintage Park Office - Bldg. 2   Foster City, CA                     --      2,247,790        5,691,142
12083  Vintage Park Office - Bldg. 3   Foster City, CA                     --      2,071,388        5,018,257
12091  Vintage Park Industrial         Foster City, CA                     --     25,531,280       70,993,759
12121  San Mateo BayCenter II          San Mateo, CA               10,453,056      3,307,761       15,306,123
12401  Metro Center Tower              Foster City, CA                     --             --       77,837,220
12402  Metro Center (919)              Foster City, CA                     --             --       25,965,490
12403  Metro Center (989)              Foster City, CA                     --             --       25,312,193
12404  Metro Center Retail             Foster City, CA                     --             --        5,770,366
12531  San Mateo BayCenter III         San Mateo, CA                       --      3,214,450       12,853,512
12541  Skyway Landing I                San Carlos, CA                      --      9,182,644       13,660,871
12542  Skyway Landing II               San Carlos, CA                      --      9,182,644        9,198,053
12601  Towers @ Shores Center          Redwood Shores, CA          20,283,951     35,577,854       26,650,589
12641  Larkspur Landing Ofc Park Bld1  Larkspur, CA                        --      3,419,777        9,320,938
12642  Larkspur Landing Ofc Park Bld2  Larkspur, CA                        --      3,110,263        8,426,778
12643  Larkspur Landing Ofc Park Bld3  Larkspur, CA                        --      4,832,495       13,081,930
12701  Drake's Landing                 Greenbrae, CA                       --     10,109,383       27,349,481
                                                                 ------------   ------------   --------------
                                       Total                     $ 30,737,007   $146,251,774   $  454,774,888
                                                                 ============   ============   ==============
       Silicon Valley
10001  Santa Clara Office Center I     Santa Clara, CA           $    977,081   $    806,700   $    3,250,467
10011  Stender Way II                  Santa Clara, CA                     --        410,687        1,717,408
10021  Santa Clara Office Center II    Santa Clara, CA                     --        745,099        4,297,184
10022  Santa Clara Office Center II    Santa Clara, CA                     --             --               --
10031  Gateway Office - Phase I        San Jose, CA                        --      1,206,811       11,404,195
10032  Gateway Office - Phase I Pkg    San Jose, CA                        --             --          174,248
10041  Scott Boulevard                 Santa Clara, CA                     --        554,191        1,860,159
10051  Santa Clara Office Center III   Santa Clara, CA                     --        457,272        3,461,470
10081  Gateway Office - Phase II - A   San Jose, CA                        --        480,385        6,852,031
10082  Gateway Office - Phase II - B   San Jose, CA                        --        337,128        5,133,951
10083  Gateway Office - Phase II - C   San Jose, CA                        --        419,107        7,558,654
10085  Gateway Office Phase II         San Jose, CA                        --      2,268,772        6,806,316
10101  Stender Way                     Santa Clara, CA                     --        152,000          696,177
10111  2727 Augustine                  Santa Clara, CA                     --        381,686        1,629,197
10121  Sunnyvale Business Center       Sunnyvale, CA                       --        241,207          637,194
10131  The Alameda                     San Jose, CA                        --        966,236        4,854,382
10141  Creekside Phase I               San Jose, CA                        --      5,626,480        5,617,095
10142  Creekside Phase II              San Jose, CA                        --      5,338,940        4,640,485
10151  North First Office Center       San Jose, CA                        --      6,961,583        6,689,305
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
12381  Hayward Business Park           Hayward, CA                 1,463,529      8,453,559       26,700,091       35,153,650
12491  Vasco Business Center           Livermore, CA               2,421,165      1,037,345        6,337,314        7,374,659
12521  Parkshore Plaza - Phase I       Folsom, CA                  2,905,479      1,578,273       13,413,968       14,992,241
12561  Parkshore Plaza - Phase II      Folsom, CA                  3,966,132      1,634,925       18,158,890       19,793,815
12571  Airway Business Park            Livermore, CA               1,864,090      3,862,102        8,249,085       12,111,187
12621  Parkshore Plaza - Phase III     Sacramento, CA                     --      2,940,116        3,841,852        6,781,968
12691  Homestead Land (Station Oaks)   Walnut Creek, CA                   --      2,952,225          839,337        3,791,562
                                                                ------------   ------------   --------------   --------------
                                       Total                    $ 75,789,702   $130,285,384   $  563,266,170   $  693,551,554
                                                                ============   ============   ==============   ==============
       Peninsula/North Bay
10591  Dubuque Business Center         South San Francisco, CA  $    776,790   $  3,491,267   $    5,642,522   $    9,133,789
10711  Redwood Shores                  Redwood City, CA              467,518      3,766,122        5,155,133        8,921,255
11021  Bayside Corporate Center        Foster City, CA               291,091      2,455,163        7,984,376       10,439,539
11022  Bayside Corporate Center        Foster City, CA               100,000             --          100,000          100,000
11241  Airport Service Center          Burlingame, CA                 63,995        668,283        2,077,553        2,745,836
11331  Wood Island Office Complex      Larkspur, CA                1,432,402      3,796,146       11,576,401       15,372,547
11511  555 Twin Dolphin Plaza          Redwood City, CA              281,878      8,181,629       35,466,612       43,648,241
11541  Fountaingrove Center            Santa Rosa, CA              1,360,847      4,391,945       13,321,600       17,713,545
11561  Sierra Point                    Brisbane, CA                  864,752      2,429,943        9,087,441       11,517,384
11831  San Mateo BayCenter I           San Mateo, CA                 643,794      2,464,154       11,066,421       13,530,575
12081  Vintage Park Office - Bldg. 1   Foster City, CA               128,565      2,819,393        7,271,759       10,091,152
12082  Vintage Park Office - Bldg. 2   Foster City, CA                24,287      2,247,790        5,715,429        7,963,219
12083  Vintage Park Office - Bldg. 3   Foster City, CA               424,163      2,071,388        5,442,420        7,513,808
12091  Vintage Park Industrial         Foster City, CA             1,031,581     25,531,280       72,025,340       97,556,620
12121  San Mateo BayCenter II          San Mateo, CA                 604,209      3,307,761       15,910,332       19,218,093
12401  Metro Center Tower              Foster City, CA               865,672             --       78,702,892       78,702,892
12402  Metro Center (919)              Foster City, CA                27,662             --       25,993,152       25,993,152
12403  Metro Center (989)              Foster City, CA                27,662             --       25,339,855       25,339,855
12404  Metro Center Retail             Foster City, CA                10,625             --        5,780,991        5,780,991
12531  San Mateo BayCenter III         San Mateo, CA                 368,524      3,214,450       13,222,036       16,436,486
12541  Skyway Landing I                San Carlos, CA              2,499,287      9,182,644       16,160,158       25,342,802
12542  Skyway Landing II               San Carlos, CA                     --      9,182,644        9,198,053       18,380,697
12601  Towers @ Shores Center          Redwood Shores, CA                 --     35,577,854       26,650,589       62,228,443
12641  Larkspur Landing Ofc Park Bld1  Larkspur, CA                  425,604      3,419,777        9,746,542       13,166,319
12642  Larkspur Landing Ofc Park Bld2  Larkspur, CA                  342,574      3,110,263        8,769,352       11,879,615
12643  Larkspur Landing Ofc Park Bld3  Larkspur, CA                  328,576      4,832,495       13,410,506       18,243,001
12701  Drake's Landing                 Greenbrae, CA                 106,224     10,109,383       27,455,705       37,565,088
                                                                ------------   ------------   --------------   --------------
                                       Total                    $ 13,498,282   $146,251,774   $  468,273,170   $  614,524,944
                                                                ============   ============   ==============   ==============
       Silicon Valley
10001  Santa Clara Office Center I     Santa Clara, CA          $    766,283   $    806,700   $    4,016,750   $    4,823,450
10011  Stender Way II                  Santa Clara, CA                    --        410,687        1,717,408        2,128,095
10021  Santa Clara Office Center II    Santa Clara, CA               662,934        745,099        4,960,118        5,705,217
10022  Santa Clara Office Center II    Santa Clara, CA               165,802             --          165,802          165,802
10031  Gateway Office - Phase I        San Jose, CA                2,617,427      1,206,811       14,021,622       15,228,433
10032  Gateway Office - Phase I Pkg    San Jose, CA                       --             --          174,248          174,248
10041  Scott Boulevard                 Santa Clara, CA               431,386        554,191        2,291,545        2,845,736
10051  Santa Clara Office Center III   Santa Clara, CA               650,825        457,272        4,112,295        4,569,567
10081  Gateway Office - Phase II - A   San Jose, CA                2,455,737        480,385        9,307,768        9,788,153
10082  Gateway Office - Phase II - B   San Jose, CA                1,692,975        337,128        6,826,926        7,164,054
10083  Gateway Office - Phase II - C   San Jose, CA                2,042,519        419,107        9,601,173       10,020,280
10085  Gateway Office Phase II         San Jose, CA                   18,695      2,268,772        6,825,011        9,093,783
10101  Stender Way                     Santa Clara, CA               174,024        152,000          870,201        1,022,201
10111  2727 Augustine                  Santa Clara, CA                    --        381,686        1,629,197        2,010,883
10121  Sunnyvale Business Center       Sunnyvale, CA                      --        241,207          637,194          878,401
10131  The Alameda                     San Jose, CA                  411,045        966,236        5,265,427        6,231,663
10141  Creekside Phase I               San Jose, CA                1,294,215      5,626,480        6,911,310       12,537,790
10142  Creekside Phase II              San Jose, CA                  790,264      5,338,940        5,430,749       10,769,689
10151  North First Office Center       San Jose, CA                1,806,805      6,961,583        8,496,110       15,457,693
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
12381  Hayward Business Park           Hayward, CA                 2,402,611       1998           3-40
12491  Vasco Business Center           Livermore, CA                      --       1998           3-40
12521  Parkshore Plaza - Phase I       Folsom, CA                    942,497       1998           3-40
12561  Parkshore Plaza - Phase II      Folsom, CA                  1,055,777       1998           3-40
12571  Airway Business Park            Livermore, CA                      --       1998           3-40
12621  Parkshore Plaza - Phase III     Sacramento, CA                     --       1999           3-40
12691  Homestead Land (Station Oaks)   Walnut Creek, CA                   --       2000           3-40
                                                                ------------
                                       Total                    $ 61,629,766
                                                                ============
       Peninsula/North Bay
10591  Dubuque Business Center         South San Francisco, CA  $  1,836,265       1986           3-40
10711  Redwood Shores                  Redwood City, CA            1,456,322       1987           3-40
11021  Bayside Corporate Center        Foster City, CA             1,146,447       1996           3-40
11022  Bayside Corporate Center        Foster City, CA                    --       1997           3-40
11241  Airport Service Center          Burlingame, CA                237,400       1996           3-40
11331  Wood Island Office Complex      Larkspur, CA                1,175,845       1996           3-40
11511  555 Twin Dolphin Plaza          Redwood City, CA            3,385,037       1997           3-40
11541  Fountaingrove Center            Santa Rosa, CA              1,415,128       1997           3-40
11561  Sierra Point                    Brisbane, CA                  913,540       1997           3-40
11831  San Mateo BayCenter I           San Mateo, CA               4,059,282       1995           3-40
12081  Vintage Park Office - Bldg. 1   Foster City, CA               570,734       1997           3-40
12082  Vintage Park Office - Bldg. 2   Foster City, CA               439,394       1997           3-40
12083  Vintage Park Office - Bldg. 3   Foster City, CA               442,561       1997           3-40
12091  Vintage Park Industrial         Foster City, CA             5,517,625       1997           3-40
12121  San Mateo BayCenter II          San Mateo, CA               4,133,770       1997           3-40
12401  Metro Center Tower              Foster City, CA             5,201,511       1998           3-40
12402  Metro Center (919)              Foster City, CA             1,745,913       1998           3-40
12403  Metro Center (989)              Foster City, CA             1,648,736       1998           3-40
12404  Metro Center Retail             Foster City, CA               387,292       1998           3-40
12531  San Mateo BayCenter III         San Mateo, CA                 830,362       1998           3-40
12541  Skyway Landing I                San Carlos, CA                300,516       1998           3-40
12542  Skyway Landing II               San Carlos, CA                     --       2000           3-40
12601  Towers @ Shores Center          Redwood Shores, CA                 --       1999           3-40
12641  Larkspur Landing Ofc Park Bld1  Larkspur, CA                  197,163       2000           3-40
12642  Larkspur Landing Ofc Park Bld2  Larkspur, CA                  198,934       2000           3-40
12643  Larkspur Landing Ofc Park Bld3  Larkspur, CA                  276,682       2000           3-40
12701  Drake's Landing                 Greenbrae, CA                 227,757       2000           3-40
                                                                ------------
                                       Total                    $ 37,744,216
                                                                ============
       Silicon Valley
10001  Santa Clara Office Center I     Santa Clara, CA          $  1,458,139       1977           3-40
10011  Stender Way II                  Santa Clara, CA               730,873       1978           3-40
10021  Santa Clara Office Center II    Santa Clara, CA             1,883,747       1980           3-40
10022  Santa Clara Office Center II    Santa Clara, CA                33,811       1980           3-40
10031  Gateway Office - Phase I        San Jose, CA                5,520,652       1981           3-40
10032  Gateway Office - Phase I Pkg    San Jose, CA                       --       1981           3-40
10041  Scott Boulevard                 Santa Clara, CA               846,091       1976           3-40
10051  Santa Clara Office Center III   Santa Clara, CA             1,565,733       1981           3-40
10081  Gateway Office - Phase II - A   San Jose, CA                3,727,364       1983           3-40
10082  Gateway Office - Phase II - B   San Jose, CA                2,898,396       1983           3-40
10083  Gateway Office - Phase II - C   San Jose, CA                3,857,448       1983           3-40
10085  Gateway Office Phase II         San Jose, CA                1,629,053       1983           3-40
10101  Stender Way                     Santa Clara, CA               359,598       1978           3-40
10111  2727 Augustine                  Santa Clara, CA             1,051,039       1975           3-40
10121  Sunnyvale Business Center       Sunnyvale, CA                      --       1987           3-40
10131  The Alameda                     San Jose, CA                1,945,452       1984           3-40
10141  Creekside Phase I               San Jose, CA                2,651,546       1985           3-40
10142  Creekside Phase II              San Jose, CA                1,793,187       1985           3-40
10151  North First Office Center       San Jose, CA                2,949,283       1985           3-40

                            SPIEKER PROPERTIES, INC.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
10161  Cupertino Business Center       Cupertino, CA                       --      4,069,866        4,549,676
10191  North American Van Lines        San Jose, CA                        --      2,199,551        5,023,269
10241  2685 Augustine                  Santa Clara, CA              1,240,501        587,358        1,901,082
10242  2695 Augustine                  Santa Clara, CA                     --        462,074        2,683,989
10251  Santa Clara Ofc Ctr IV Dennys   Santa Clara, CA                     --        181,634          552,651
10271  Aspect Telecommunications       San Jose, CA                        --      2,229,772        2,283,005
10301  Cadillac Court                  Milpitas, CA                        --        959,042        1,494,977
10321  Ryan Ranch Office Ctr - A       Monterey, CA                        --        359,022          772,669
10322  Ryan Ranch Office Ctr - B       Monterey, CA                        --        409,195        1,082,153
10323  Ryan Ranch Office Ctr - C       Monterey, CA                        --        280,522          596,694
10324  Ryan Ranch Office Ctr - Admin   Monterey, CA                        --             --               --
10371  Fremont Bayside                 Fremont, CA                  5,773,268      1,247,069        2,708,494
10421  Patrick Henry Drive             Santa Clara, CA                     --        933,058        2,704,351
10431  COG Warehouse                   Milpitas, CA                        --      2,616,039        1,911,130
10451  Okidata Distribution Center     Milpitas, CA                        --      1,854,892        1,753,601
10531  Fremont Commerce Center Ph III  Fremont, CA                         --        708,494        1,870,577
10541  Lockheed Building               Palo Alto, CA                       --             --        6,264,357
10551  Xerox Campus                    Palo Alto, CA                       --             --       29,360,411
10562  Foothill Research Ctr-4005      Palo Alto, CA                       --             --               --
10563  Foothill Research Ctr-4009      Palo Alto, CA                       --             --               --
10565  Foothill Research Ctr-Common    Palo Alto, CA                       --             --       30,819,577
10571  Montague Industrial Center      San Jose, CA                 2,141,696      2,820,461        9,147,282
10661  Industrial Drive Warehouse      Fremont, CA                         --      1,822,496        3,796,757
10671  2180 Sand Hill Road             Menlo Park, CA                      --        466,525        1,283,937
10701  1900 McCarthy                   Milpitas, CA                        --        845,039        4,219,348
10761  2905-2909 Stender Way           Santa Clara, CA                     --        385,992        1,174,719
10781  Meier Central South - Bldg. 1   Santa Clara, CA                     --        325,333        1,105,604
10782  Meier Central South - Bldg. 2   Santa Clara, CA                     --        479,495        1,296,413
10783  Meier Central South - Bldg. 3   Santa Clara, CA                     --        402,482        1,088,191
10784  Meier Central South - Bldg. 4   Santa Clara, CA                     --        425,639        1,150,801
10785  Meier Central South - Bldg. 11  Santa Clara, CA                     --        440,013        1,189,665
10786  Meier Central South - Bldg. 12  Santa Clara, CA                     --        498,150        1,346,850
10791  Meier Mountain View - Bldg. 5   Mountain View, CA                   --        552,438        1,493,628
10792  Meier Mountain View - Bldg. 6   Mountain View, CA                   --        526,249        1,422,822
10793  Meier Mountain View - Bldg. 7   Mountain View, CA                   --        594,552        1,607,492
10794  Meier Mountain View - Bldg. 8   Mountain View, CA                   --        631,004        1,706,047
10795  Meier Mountain View - Bldg. 9   Mountain View, CA                   --        650,822        1,759,630
10796  Meier Mountain View - Bldg. 10  Mountain View, CA                   --        584,407        1,580,063
10797  Meier Mountain View - Bldg. 17  Mountain View, CA                   --        562,748        1,521,503
10798  Meier Mountain View - Bldg. 20  Mountain View, CA                   --      1,163,131        3,144,978
10801  Meier Central North - Bldg. 13  Santa Clara, CA                     --        233,085          630,193
10802  Meier Central North - Bldg. 14  Santa Clara, CA                     --        233,085          630,193
10803  Meier Central North - Bldg. 15  Santa Clara, CA                     --        228,496          617,786
10804  Meier Central North - Bldg. 16  Santa Clara, CA                     --        324,000          876,000
10805  Meier Central North - Bldg. 19  Santa Clara, CA                     --        734,695        1,986,398
10811  Meier Sunnyvale - Bldg. 18      Sunnyvale, CA                       --        352,776          953,800
10851  Ryan Ranch Office - Phase II    Monterey, CA                        --        565,580        1,584,330
10871  Walsh at Lafayette Indust Park  Santa Clara, CA                     --      3,359,291        7,788,617
10881  Ridder Park                     San Jose, CA                        --      1,794,057        4,443,925
10911  Cadillac Court II               Milpitas, CA                        --        845,833        1,166,712
11031  Ryan Ranch Office II - D        Monterey, CA                        --        420,000        1,617,275
11151  2290 North First Street         San Jose, CA                        --      1,222,335        4,963,553
11231  Charcot Business Center         San Jose, CA                        --      2,988,923        9,140,711
11251  Dixon Landing North - Phase I   Milpitas, CA                        --      3,014,782        5,538,419
11252  Dixon Landing North - Phase 2   Milpitas, CA                        --      3,239,369        3,133,488
11261  Kifer Road Industrial Park      Milpitas, CA                        --      3,530,775       11,072,470
11311  Central Park Plaza              San Jose, CA                        --      9,492,940       25,257,704
11361  Ravendale at Central            Mountain View, CA                   --      2,018,673        6,082,044
11521  Metro Plaza (Office)            San Jose, CA                        --     14,036,475       56,402,244
11522  Metro Plaza (Retail)            San Jose, CA                        --        752,657        3,011,222
11531  1740 Technology                 San Jose, CA                19,275,338      7,918,598       31,710,229
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
10161  Cupertino Business Center       Cupertino, CA                 167,710      4,069,866        4,717,386        8,787,252
10191  North American Van Lines        San Jose, CA                   18,000      2,199,551        5,041,269        7,240,820
10241  2685 Augustine                  Santa Clara, CA                    --        587,358        1,901,082        2,488,440
10242  2695 Augustine                  Santa Clara, CA               136,575        462,074        2,820,564        3,282,638
10251  Santa Clara Ofc Ctr IV Dennys   Santa Clara, CA                    --        181,634          552,651          734,285
10271  Aspect Telecommunications       San Jose, CA                  257,644      2,229,772        2,540,649        4,770,421
10301  Cadillac Court                  Milpitas, CA                  349,387        959,042        1,844,364        2,803,406
10321  Ryan Ranch Office Ctr - A       Monterey, CA                  692,258        359,022        1,464,927        1,823,949
10322  Ryan Ranch Office Ctr - B       Monterey, CA                  407,586        409,195        1,489,739        1,898,934
10323  Ryan Ranch Office Ctr - C       Monterey, CA                  430,900        280,522        1,027,594        1,308,116
10324  Ryan Ranch Office Ctr - Admin   Monterey, CA                       --             --               --               --
10371  Fremont Bayside                 Fremont, CA                   283,620      1,247,069        2,992,114        4,239,183
10421  Patrick Henry Drive             Santa Clara, CA             2,674,706        933,058        5,379,057        6,312,115
10431  COG Warehouse                   Milpitas, CA                1,082,839      2,616,039        2,993,969        5,610,008
10451  Okidata Distribution Center     Milpitas, CA                  379,538      1,854,892        2,133,139        3,988,031
10531  Fremont Commerce Center Ph III  Fremont, CA                   216,483        708,494        2,087,060        2,795,554
10541  Lockheed Building               Palo Alto, CA               2,862,702             --        9,127,059        9,127,059
10551  Xerox Campus                    Palo Alto, CA              14,427,212             --       43,787,623       43,787,623
10562  Foothill Research Ctr-4005      Palo Alto, CA                      --             --               --               --
10563  Foothill Research Ctr-4009      Palo Alto, CA                  67,315             --           67,315           67,315
10565  Foothill Research Ctr-Common    Palo Alto, CA               7,474,154             --       38,293,731       38,293,731
10571  Montague Industrial Center      San Jose, CA                  689,047      2,820,461        9,836,329       12,656,790
10661  Industrial Drive Warehouse      Fremont, CA                   168,564      1,822,496        3,965,321        5,787,817
10671  2180 Sand Hill Road             Menlo Park, CA                550,398        466,525        1,834,335        2,300,860
10701  1900 McCarthy                   Milpitas, CA                  565,307        845,039        4,784,655        5,629,694
10761  2905-2909 Stender Way           Santa Clara, CA               251,397        385,992        1,426,116        1,812,108
10781  Meier Central South - Bldg. 1   Santa Clara, CA                22,631        325,333        1,128,235        1,453,568
10782  Meier Central South - Bldg. 2   Santa Clara, CA                    --        479,495        1,296,413        1,775,908
10783  Meier Central South - Bldg. 3   Santa Clara, CA                37,069        402,482        1,125,260        1,527,742
10784  Meier Central South - Bldg. 4   Santa Clara, CA                34,000        425,639        1,184,801        1,610,440
10785  Meier Central South - Bldg. 11  Santa Clara, CA                    --        440,013        1,189,665        1,629,678
10786  Meier Central South - Bldg. 12  Santa Clara, CA               228,605        498,150        1,575,455        2,073,605
10791  Meier Mountain View - Bldg. 5   Mountain View, CA              36,000        552,438        1,529,628        2,082,066
10792  Meier Mountain View - Bldg. 6   Mountain View, CA                  --        526,249        1,422,822        1,949,071
10793  Meier Mountain View - Bldg. 7   Mountain View, CA           1,074,250        594,552        2,681,742        3,276,294
10794  Meier Mountain View - Bldg. 8   Mountain View, CA                  --        631,004        1,706,047        2,337,051
10795  Meier Mountain View - Bldg. 9   Mountain View, CA              10,370        650,822        1,770,000        2,420,822
10796  Meier Mountain View - Bldg. 10  Mountain View, CA              37,644        584,407        1,617,707        2,202,114
10797  Meier Mountain View - Bldg. 17  Mountain View, CA                  --        562,748        1,521,503        2,084,251
10798  Meier Mountain View - Bldg. 20  Mountain View, CA             128,231      1,163,131        3,273,209        4,436,340
10801  Meier Central North - Bldg. 13  Santa Clara, CA                    --        233,085          630,193          863,278
10802  Meier Central North - Bldg. 14  Santa Clara, CA                    --        233,085          630,193          863,278
10803  Meier Central North - Bldg. 15  Santa Clara, CA                50,426        228,496          668,212          896,708
10804  Meier Central North - Bldg. 16  Santa Clara, CA                    --        324,000          876,000        1,200,000
10805  Meier Central North - Bldg. 19  Santa Clara, CA               121,540        734,695        2,107,938        2,842,633
10811  Meier Sunnyvale - Bldg. 18      Sunnyvale, CA                      --        352,776          953,800        1,306,576
10851  Ryan Ranch Office - Phase II    Monterey, CA                  257,912        565,580        1,842,242        2,407,822
10871  Walsh at Lafayette Indust Park  Santa Clara, CA             1,382,535      3,359,291        9,171,152       12,530,443
10881  Ridder Park                     San Jose, CA                2,012,184      1,794,057        6,456,109        8,250,166
10911  Cadillac Court II               Milpitas, CA                  667,138        845,833        1,833,850        2,679,683
11031  Ryan Ranch Office II - D        Monterey, CA                  485,978        420,000        2,103,253        2,523,253
11151  2290 North First Street         San Jose, CA                  621,965      1,222,335        5,585,518        6,807,853
11231  Charcot Business Center         San Jose, CA                  332,421      2,988,923        9,473,132       12,462,055
11251  Dixon Landing North - Phase I   Milpitas, CA                2,963,012      3,014,782        8,501,431       11,516,213
11252  Dixon Landing North - Phase 2   Milpitas, CA                1,525,463      3,239,369        4,658,951        7,898,320
11261  Kifer Road Industrial Park      Milpitas, CA                  106,852      3,530,775       11,179,322       14,710,097
11311  Central Park Plaza              San Jose, CA                2,157,705      9,492,940       27,415,409       36,908,349
11361  Ravendale at Central            Mountain View, CA             145,643      2,018,673        6,227,687        8,246,360
11521  Metro Plaza (Office)            San Jose, CA                2,126,984     14,036,475       58,529,228       72,565,703
11522  Metro Plaza (Retail)            San Jose, CA                  100,563        752,657        3,111,785        3,864,442
11531  1740 Technology                 San Jose, CA                2,420,759      7,918,598       34,130,988       42,049,586
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
10161  Cupertino Business Center       Cupertino, CA               1,697,555       1985           3-40
10191  North American Van Lines        San Jose, CA                1,586,972       1988           3-40
10241  2685 Augustine                  Santa Clara, CA               689,245       1979           3-40
10242  2695 Augustine                  Santa Clara, CA             1,211,643       1989           3-40
10251  Santa Clara Ofc Ctr IV Dennys   Santa Clara, CA               177,171       1988           3-40
10271  Aspect Telecommunications       San Jose, CA                  895,813       1988           3-40
10301  Cadillac Court                  Milpitas, CA                  510,053       1991           3-40
10321  Ryan Ranch Office Ctr - A       Monterey, CA                       --       1992           3-40
10322  Ryan Ranch Office Ctr - B       Monterey, CA                       --       1992           3-40
10323  Ryan Ranch Office Ctr - C       Monterey, CA                       --       1992           3-40
10324  Ryan Ranch Office Ctr - Admin   Monterey, CA                       --       1992           3-40
10371  Fremont Bayside                 Fremont, CA                   970,441       1990           3-40
10421  Patrick Henry Drive             Santa Clara, CA             2,118,329       1991           3-40
10431  COG Warehouse                   Milpitas, CA                1,148,939       1992           3-40
10451  Okidata Distribution Center     Milpitas, CA                  465,443       1993           3-40
10531  Fremont Commerce Center Ph III  Fremont, CA                   713,930       1993           3-40
10541  Lockheed Building               Palo Alto, CA               2,867,662       1993           3-40
10551  Xerox Campus                    Palo Alto, CA              12,739,884       1993           3-40
10562  Foothill Research Ctr-4005      Palo Alto, CA                      --       1993           3-40
10563  Foothill Research Ctr-4009      Palo Alto, CA                  20,195       1993           3-40
10565  Foothill Research Ctr-Common    Palo Alto, CA               8,333,315       1993           3-40
10571  Montague Industrial Center      San Jose, CA                4,906,647       1993           3-40
10661  Industrial Drive Warehouse      Fremont, CA                   857,276       1995           3-40
10671  2180 Sand Hill Road             Menlo Park, CA                934,046       1973           3-40
10701  1900 McCarthy                   Milpitas, CA                  866,318       1994           3-40
10761  2905-2909 Stender Way           Santa Clara, CA               356,883       1994           3-40
10781  Meier Central South - Bldg. 1   Santa Clara, CA               159,427       1995           3-40
10782  Meier Central South - Bldg. 2   Santa Clara, CA               189,060       1995           3-40
10783  Meier Central South - Bldg. 3   Santa Clara, CA               182,268       1995           3-40
10784  Meier Central South - Bldg. 4   Santa Clara, CA               201,259       1995           3-40
10785  Meier Central South - Bldg. 11  Santa Clara, CA               173,493       1995           3-40
10786  Meier Central South - Bldg. 12  Santa Clara, CA               321,865       1995           3-40
10791  Meier Mountain View - Bldg. 5   Mountain View, CA             232,821       1995           3-40
10792  Meier Mountain View - Bldg. 6   Mountain View, CA             207,495       1995           3-40
10793  Meier Mountain View - Bldg. 7   Mountain View, CA             431,372       1995           3-40
10794  Meier Mountain View - Bldg. 8   Mountain View, CA             248,799       1995           3-40
10795  Meier Mountain View - Bldg. 9   Mountain View, CA             256,786       1995           3-40
10796  Meier Mountain View - Bldg. 10  Mountain View, CA             239,837       1995           3-40
10797  Meier Mountain View - Bldg. 17  Mountain View, CA             221,886       1995           3-40
10798  Meier Mountain View - Bldg. 20  Mountain View, CA             471,224       1995           3-40
10801  Meier Central North - Bldg. 13  Santa Clara, CA                91,904       1995           3-40
10802  Meier Central North - Bldg. 14  Santa Clara, CA                91,904       1995           3-40
10803  Meier Central North - Bldg. 15  Santa Clara, CA               108,284       1995           3-40
10804  Meier Central North - Bldg. 16  Santa Clara, CA               127,750       1995           3-40
10805  Meier Central North - Bldg. 19  Santa Clara, CA               292,897       1995           3-40
10811  Meier Sunnyvale - Bldg. 18      Sunnyvale, CA                 139,096       1995           3-40
10851  Ryan Ranch Office - Phase II    Monterey, CA                       --       1995           3-40
10871  Walsh at Lafayette Indust Park  Santa Clara, CA             1,891,985       1995           3-40
10881  Ridder Park                     San Jose, CA                1,182,984       1995           3-40
10911  Cadillac Court II               Milpitas, CA                  577,911       1995           3-40
11031  Ryan Ranch Office II - D        Monterey, CA                       --       1996           3-40
11151  2290 North First Street         San Jose, CA                  759,750       1996           3-40
11231  Charcot Business Center         San Jose, CA                1,070,496       1996           3-40
11251  Dixon Landing North - Phase I   Milpitas, CA                1,113,674       1996           3-40
11252  Dixon Landing North - Phase 2   Milpitas, CA                  802,729       1996           3-40
11261  Kifer Road Industrial Park      Milpitas, CA                1,157,295       1996           3-40
11311  Central Park Plaza              San Jose, CA                3,057,752       1996           3-40
11361  Ravendale at Central            Mountain View, CA             611,600       1996           3-40
11521  Metro Plaza (Office)            San Jose, CA                5,548,019       1997           3-40
11522  Metro Plaza (Retail)            San Jose, CA                  297,981       1997           3-40
11531  1740 Technology                 San Jose, CA                3,499,512       1997           3-40

                            SPIEKER PROPERTIES, INC.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
11661  Gateway Office Phase III - D    San Jose, CA                        --             --       14,910,393
11662  Gateway Office Phase III - PS   San Jose, CA                        --             --        7,060,769
11771  Fremont Commerce Center I       Fremont, CA                         --      3,040,601        9,276,540
11772  Fremont Commerce Center II      Fremont, CA                         --      1,275,000        3,856,826
11871  Oak Creek I                     Milpitas, CA                        --        962,558        2,924,792
11872  Oak Creek II                    Milpitas, CA                        --      1,078,081        3,274,337
11881  Milmont R&D                     Fremont, CA                         --      1,806,606        5,433,395
11891  Kato R&D                        Fremont, CA                         --      2,002,504        6,101,872
11911  California Circle II            Milpitas, CA                        --      2,555,551        7,911,555
12011  Borregas Avenue                 Sunnyvale, CA                       --        780,376        2,417,727
12101  Ryan Ranch Oaks I               Monterey, CA                        --        743,333        3,302,060
12102  Ryan Ranch Oaks II              Monterey, CA                        --        743,333          259,090
12191  Concourse I                     San Jose, CA                        --      6,785,119       27,140,801
12192  Concourse II                    San Jose, CA                        --      5,139,102       25,192,000
12193  Concourse III                   San Jose, CA                        --      8,333,235       33,335,518
12194  Concourse IV                    San Jose, CA                        --      8,426,150       33,707,177
12195  Concourse V                     San Jose, CA                        --      8,046,318       17,876,997
12196  Concourse VI                    San Jose, CA                        --      8,046,318       28,684,431
12197  Concourse Garage I              San Jose, CA                        --      4,023,110          160,220
12198  Concourse Garage II             San Jose, CA                        --      2,011,604        7,325,900
12199  Concourse Retail                San Jose, CA                        --      1,158,817        2,038,381
12391  Skyport Plaza West              San Jose, CA                        --     21,290,246       12,540,286
12392  Skyport Plaza East              San Jose, CA                19,824,792     13,977,471       35,614,232
12684  Skyport East - Hotel 1          San Jose, CA                        --      3,228,815               --
12685  Skyport East - Residential      San Jose, CA                        --      5,857,993               --
       Other                                                               --        287,045          805,305
                                                                 ------------   ------------   --------------
                                       Total                     $ 49,232,676   $229,534,559   $  686,406,228
                                                                 ============   ============   ==============
       Southern California
10071  Airport Commerce Center         Bakersfield, CA           $          0   $    893,648   $    2,744,526
10981  La Jolla Centre II              San Diego, CA                       --      3,252,653       13,070,059
10991  One Pacific Heights             San Diego, CA                       --      3,089,433        8,365,526
11001  Carlsbad Airport Plaza          Carlsbad, CA                        --      1,532,406        4,609,834
11011  Pacific Point                   San Diego, CA                       --      3,111,202        9,333,605
11061  Inwood Park                     Irvine, CA                          --      1,517,776        8,955,666
11062  Inwood Park II                  Irvine, CA                          --        714,993          756,982
11141  Carmel Valley Centre I          San Diego, CA                       --      1,406,969        5,685,484
11142  Carmel Valley Centre II         San Diego, CA                       --      1,385,190        5,557,998
11171  Dove Street                     Newport Beach, CA                   --      1,569,792        6,313,218
11221  Fairchild Corporate Center      Irvine, CA                          --      2,011,443        8,094,547
11271  One Pacific Plaza (Office)      Huntington Beach, CA                --      1,610,777        6,484,450
11272  One Pacific Plaza (Retail)      Huntington Beach, CA                --        410,194        1,641,358
11321  Corona Corporate Center         Corona, CA                          --        743,147        3,009,125
11341  One Lakeshore Centre            Ontario, CA                         --      3,899,948       15,441,528
11351  Pacific View Plaza              Carlsbad, CA                        --      1,404,336        3,823,864
11371  Centerpark Plaza One            San Diego,CA                        --      1,367,014        5,515,305
11381  La Place Court                  Carlsbad, CA                        --      1,467,057        5,910,944
11391  Carmel View Office Plaza        San Diego, CA                       --      1,426,649        5,747,218
11401  The City - 500 City Parkway     Orange, CA                          --        827,126        3,322,703
11402  The City - 505 City Parkway     Orange, CA                          --      2,275,956        9,153,959
11403  The City - 600 City Parkway     Orange, CA                          --      2,483,655        9,983,812
11421  Centerpark Plaza Two (Ind)      San Diego, CA                       --      1,340,092        4,163,060
11431  Centerpark Plaza Two (Office)   San Diego, CA                       --        882,852        3,560,615
11451  Camino West Corporate Park      Carlsbad, CA                        --        980,334        3,945,707
11481  Brea Park Centre - Bldg A       Brea, CA                            --      1,010,580        2,751,901
11482  Brea Park Centre - Bldg. B      Brea, CA                            --      1,894,490        5,127,552
11483  Brea Park Centre - Bldg. C      Brea, CA                            --        620,267        1,681,852
11491  Bridge Pointe I                 San Diego, CA                       --      2,641,893       15,156,621
11492  Bridge Pointe II                San Diego, CA                       --      1,212,131       17,039,677
11493  Bridge Pointe III               San Diego, CA                       --      1,384,698        1,250,404
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
11661  Gateway Office Phase III - D    San Jose, CA                3,630,015             --       18,540,408       18,540,408
11662  Gateway Office Phase III - PS   San Jose, CA                   28,967             --        7,089,736        7,089,736
11771  Fremont Commerce Center I       Fremont, CA                   142,080      3,040,601        9,418,620       12,459,221
11772  Fremont Commerce Center II      Fremont, CA                    43,862      1,275,000        3,900,688        5,175,688
11871  Oak Creek I                     Milpitas, CA                   53,936        962,558        2,978,728        3,941,286
11872  Oak Creek II                    Milpitas, CA                   91,276      1,078,081        3,365,613        4,443,694
11881  Milmont R&D                     Fremont, CA                   243,230      1,806,606        5,676,625        7,483,231
11891  Kato R&D                        Fremont, CA                        --      2,002,504        6,101,872        8,104,376
11911  California Circle II            Milpitas, CA                   47,813      2,555,551        7,959,368       10,514,919
12011  Borregas Avenue                 Sunnyvale, CA                 479,096        780,376        2,896,823        3,677,199
12101  Ryan Ranch Oaks I               Monterey, CA                  681,537        743,333        3,983,597        4,726,930
12102  Ryan Ranch Oaks II              Monterey, CA                       --        743,333          259,090        1,002,423
12191  Concourse I                     San Jose, CA                2,115,055      6,785,119       29,255,856       36,040,975
12192  Concourse II                    San Jose, CA                1,595,120      5,139,102       26,787,120       31,926,222
12193  Concourse III                   San Jose, CA                1,537,832      8,333,235       34,873,350       43,206,585
12194  Concourse IV                    San Jose, CA                1,593,716      8,426,150       35,300,893       43,727,043
12195  Concourse V                     San Jose, CA                3,984,663      8,046,318       21,861,660       29,907,978
12196  Concourse VI                    San Jose, CA                6,595,341      8,046,318       35,279,772       43,326,090
12197  Concourse Garage I              San Jose, CA                   48,461      4,023,110          208,681        4,231,791
12198  Concourse Garage II             San Jose, CA                       --      2,011,604        7,325,900        9,337,504
12199  Concourse Retail                San Jose, CA                       --      1,158,817        2,038,381        3,197,198
12391  Skyport Plaza West              San Jose, CA                   27,833     21,290,246       12,568,119       33,858,365
12392  Skyport Plaza East              San Jose, CA                  340,220     13,977,471       35,954,452       49,931,923
12684  Skyport East - Hotel 1          San Jose, CA                       --      3,228,815               --        3,228,815
12685  Skyport East - Residential      San Jose, CA                       --      5,857,993               --        5,857,993
       Other                                                         584,880        287,045        1,390,185        1,677,230
                                                                ------------   ------------   --------------   --------------
                                       Total                    $ 93,087,091   $229,534,559   $  779,493,319   $1,009,027,878
                                                                ============   ============   ==============   ==============
       Southern California
10071  Airport Commerce Center         Bakersfield, CA          $    509,579   $    893,648   $    3,254,105   $    4,147,753
10981  La Jolla Centre II              San Diego, CA               1,368,999      3,252,653       14,439,058       17,691,711
10991  One Pacific Heights             San Diego, CA                 260,723      3,089,433        8,626,249       11,715,682
11001  Carlsbad Airport Plaza          Carlsbad, CA                  253,772      1,532,406        4,863,606        6,396,012
11011  Pacific Point                   San Diego, CA               1,132,143      3,111,202       10,465,748       13,576,950
11061  Inwood Park                     Irvine, CA                    901,191      1,517,776        9,856,857       11,374,633
11062  Inwood Park II                  Irvine, CA                         --        714,993          756,982        1,471,975
11141  Carmel Valley Centre I          San Diego, CA                 562,933      1,406,969        6,248,417        7,655,386
11142  Carmel Valley Centre II         San Diego, CA                 241,306      1,385,190        5,799,304        7,184,494
11171  Dove Street                     Newport Beach, CA             751,256      1,569,792        7,064,474        8,634,266
11221  Fairchild Corporate Center      Irvine, CA                    931,340      2,011,443        9,025,887       11,037,330
11271  One Pacific Plaza (Office)      Huntington Beach, CA        1,045,650      1,610,777        7,530,100        9,140,877
11272  One Pacific Plaza (Retail)      Huntington Beach, CA               --        410,194        1,641,358        2,051,552
11321  Corona Corporate Center         Corona, CA                     26,135        743,147        3,035,260        3,778,407
11341  One Lakeshore Centre            Ontario, CA                   424,684      3,899,948       15,866,212       19,766,160
11351  Pacific View Plaza              Carlsbad, CA                  385,248      1,404,336        4,209,112        5,613,448
11371  Centerpark Plaza One            San Diego,CA                  530,028      1,367,014        6,045,333        7,412,347
11381  La Place Court                  Carlsbad, CA                  603,905      1,467,057        6,514,849        7,981,906
11391  Carmel View Office Plaza        San Diego, CA                 856,107      1,426,649        6,603,325        8,029,974
11401  The City - 500 City Parkway     Orange, CA                  1,143,809        827,126        4,466,512        5,293,638
11402  The City - 505 City Parkway     Orange, CA                    507,202      2,275,956        9,661,161       11,937,117
11403  The City - 600 City Parkway     Orange, CA                  2,644,735      2,483,655       12,628,547       15,112,202
11421  Centerpark Plaza Two (Ind)      San Diego, CA                 256,505      1,340,092        4,419,565        5,759,657
11431  Centerpark Plaza Two (Office)   San Diego, CA                 143,343        882,852        3,703,958        4,586,810
11451  Camino West Corporate Park      Carlsbad, CA                  198,141        980,334        4,143,848        5,124,182
11481  Brea Park Centre - Bldg A       Brea, CA                      332,017      1,010,580        3,083,918        4,094,498
11482  Brea Park Centre - Bldg. B      Brea, CA                      434,507      1,894,490        5,562,059        7,456,549
11483  Brea Park Centre - Bldg. C      Brea, CA                      100,515        620,267        1,782,367        2,402,634
11491  Bridge Pointe I                 San Diego, CA               5,457,237      2,641,893       20,613,858       23,255,751
11492  Bridge Pointe II                San Diego, CA               3,762,495      1,212,131       20,802,172       22,014,303
11493  Bridge Pointe III               San Diego, CA                      --      1,384,698        1,250,404        2,635,102
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
11661  Gateway Office Phase III - D    San Jose, CA                1,696,692       1997           3-40
11662  Gateway Office Phase III - PS   San Jose, CA                  373,095       1997           3-40
11771  Fremont Commerce Center I       Fremont, CA                   831,626       1997           3-40
11772  Fremont Commerce Center II      Fremont, CA                   338,864       1997           3-40
11871  Oak Creek I                     Milpitas, CA                  230,177       1997           3-40
11872  Oak Creek II                    Milpitas, CA                  262,130       1997           3-40
11881  Milmont R&D                     Fremont, CA                   423,939       1997           3-40
11891  Kato R&D                        Fremont, CA                   467,931       1997           3-40
11911  California Circle II            Milpitas, CA                  622,022       1997           3-40
12011  Borregas Avenue                 Sunnyvale, CA                 246,101       1997           3-40
12101  Ryan Ranch Oaks I               Monterey, CA                       --       1997           3-40
12102  Ryan Ranch Oaks II              Monterey, CA                       --       1997           3-40
12191  Concourse I                     San Jose, CA                2,211,802       1998           3-40
12192  Concourse II                    San Jose, CA                2,018,739       1998           3-40
12193  Concourse III                   San Jose, CA                2,711,391       1998           3-40
12194  Concourse IV                    San Jose, CA                2,726,039       1998           3-40
12195  Concourse V                     San Jose, CA                  749,434       1998           3-40
12196  Concourse VI                    San Jose, CA                  265,850       1998           3-40
12197  Concourse Garage I              San Jose, CA                    9,329       1998           3-40
12198  Concourse Garage II             San Jose, CA                  272,278       1998           3-40
12199  Concourse Retail                San Jose, CA                   31,538       1998           3-40
12391  Skyport Plaza West              San Jose, CA                9,470,988       1998           3-40
12392  Skyport Plaza East              San Jose, CA                       --       1998           3-40
12684  Skyport East - Hotel 1          San Jose, CA                       --       2000           3-40
12685  Skyport East - Residential      San Jose, CA                       --       2000           3-40
       Other                                                         367,417
                                                                ------------
                                       Total                    $131,257,669
                                                                ============
       Southern California
10071  Airport Commerce Center         Bakersfield, CA          $  1,334,034       1982           3-40
10981  La Jolla Centre II              San Diego, CA               2,029,027       1995           3-40
10991  One Pacific Heights             San Diego, CA               1,130,773       1995           3-40
11001  Carlsbad Airport Plaza          Carlsbad, CA                  690,799       1995           3-40
11011  Pacific Point                   San Diego, CA               1,298,024       1995           3-40
11061  Inwood Park                     Irvine, CA                  1,373,586       1995           3-40
11062  Inwood Park II                  Irvine, CA                         --       1995           3-40
11141  Carmel Valley Centre I          San Diego, CA                 809,437       1996           3-40
11142  Carmel Valley Centre II         San Diego, CA                 711,506       1996           3-40
11171  Dove Street                     Newport Beach, CA             782,596       1996           3-40
11221  Fairchild Corporate Center      Irvine, CA                    999,945       1996           3-40
11271  One Pacific Plaza (Office)      Huntington Beach, CA          981,872       1996           3-40
11272  One Pacific Plaza (Retail)      Huntington Beach, CA          170,973       1996           3-40
11321  Corona Corporate Center         Corona, CA                    301,132       1996           3-40
11341  One Lakeshore Centre            Ontario, CA                 1,709,254       1996           3-40
11351  Pacific View Plaza              Carlsbad, CA                  471,989       1996           3-40
11371  Centerpark Plaza One            San Diego,CA                  647,978       1997           3-40
11381  La Place Court                  Carlsbad, CA                  817,416       1997           3-40
11391  Carmel View Office Plaza        San Diego, CA                 621,486       1997           3-40
11401  The City - 500 City Parkway     Orange, CA                    455,606       1996           3-40
11402  The City - 505 City Parkway     Orange, CA                  1,071,909       1996           3-40
11403  The City - 600 City Parkway     Orange, CA                  1,889,582       1996           3-40
11421  Centerpark Plaza Two (Ind)      San Diego, CA                 514,102       1997           3-40
11431  Centerpark Plaza Two (Office)   San Diego, CA                 407,552       1997           3-40
11451  Camino West Corporate Park      Carlsbad, CA                  416,462       1997           3-40
11481  Brea Park Centre - Bldg A       Brea, CA                      345,032       1997           3-40
11482  Brea Park Centre - Bldg. B      Brea, CA                      579,792       1997           3-40
11483  Brea Park Centre - Bldg. C      Brea, CA                      153,373       1997           3-40
11491  Bridge Pointe I                 San Diego, CA               1,070,262       1997           3-40
11492  Bridge Pointe II                San Diego, CA                 248,495       1997           3-40
11493  Bridge Pointe III               San Diego, CA                      --       1997           3-40

                            SPIEKER PROPERTIES, INC.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
11494  Bridge Pointe IV                San Diego, CA                       --        831,651          476,228
11501  The City - 3800 Chapman Blvd    Orange, CA                          --      1,309,617        5,300,831
11571  Pasadena Financial              Pasadena, CA                        --      5,353,401       21,466,845
11581  Century Square                  Pasadena, CA                        --      8,318,792       33,360,239
11591  Brea Corporate Plaza            Brea, CA                            --      2,958,418        8,023,239
11641  McKesson Building               Pasadena, CA                        --      5,159,033       13,972,258
11671  Arboretum Courtyard             Santa Monica, CA                    --      5,718,678       27,363,469
11691  Brea Financial Commons (120)    Brea, CA                            --      2,844,943        7,689,747
11692  Brea Financial Commons (140)    Brea, CA                            --      2,409,582        6,513,107
11711  Sepulveda Center                Los Angeles, CA                     --      5,046,469       20,297,866
11721  Brea Corporate Place (135)      Brea, CA                            --        675,083       21,823,293
11722  Brea Corporate Place (145)      Brea, CA                            --        695,271       19,079,665
11741  BPA - Land Site B (150)         Brea, CA                            --      1,517,805            2,000
11742  BPA - Land Sites G & H          Brea, CA                            --             --          657,211
11743  BPA - Land Site J               Brea, CA                            --             --           25,237
11744  BPA - Land Sites L & M          Brea, CA                            --             --          256,840
11781  790 Colorado                    Pasadena, CA                        --      3,868,533       15,557,914
11791  Tower Seventeen                 Irvine, CA                          --      4,006,406       36,233,312
11811  Nobel Corporate Plaza           San Diego, CA                       --      4,511,165       12,269,908
11821  Pacific Ridge Corporate Centre  Carlsbad, CA                        --      3,873,656       11,095,618
11921  East Hills Office Park          Anaheim, CA                         --      2,166,615        5,876,550
11931  Stadium Towers Plaza            Anaheim, CA                         --      3,910,743       35,196,106
11932  Stadium Towers - Retail         Anaheim, CA                         --        867,429               --
11934  Stadium Towers Vacant Retail    Anaheim, CA                         --        409,368           32,453
11941  Pacific Corporate Plaza         San Diego, CA                       --      2,757,590        8,298,808
11951  Sorrento Tech I, II & III       San Diego, CA                       --      2,686,323        7,285,739
11961  Westridge I                     San Diego, CA                       --      1,712,464        4,652,442
11971  Centerpointe Irvine I           Irvine, CA                          --      1,292,562        3,512,219
11972  Centerpointe Irvine II          Irvine, CA                          --             --               --
11973  Centerpointe Irvine III         Irvine, CA                          --             --               --
12061  Park Plaza                      San Diego, CA                       --      2,550,500        6,916,038
12071  La Jolla Centre I               San Diego, CA                       --      2,958,803       26,758,880
12131  Stadium Towers II (Land)        Anaheim, CA                         --      2,087,266        1,954,440
12132  Stadium Towers II - PS2         Anaheim, CA                         --        288,000               --
12141  East Hills Land                 Anaheim, CA                         --      1,720,330          233,589
12251  City Tower                      Orange, CA                          --      6,617,782       59,562,582
12261  City Plaza                      Orange, CA                          --      5,526,355       22,195,822
12271  Marina Business Center Bldg 1   Marina Del Rey, CA                  --      7,731,927       20,904,840
12281  Marina Business Center Bldg 2   Marina Del Rey, CA                  --             --               --
12282  Marina Business Center Bldg 3   Marina Del Rey, CA                  --             --               --
12283  Marina Business Center Bldg 4   Marina Del Rey, CA                  --             --               --
12291  Cerritos Towne Center I         Cerritos, CA                        --             --        6,535,981
12292  Cerritos Towne Center II        Cerritos, CA                        --             --       18,023,008
12293  Cerritos Towne Center III       Cerritos, CA                        --             --       18,161,432
12294  Cerritos Towne Center IV        Cerritos, CA                        --             --       11,477,404
12295  Cerritos Towne Center V         Cerritos, CA                        --             --        5,097,491
12296  Cerritos Towne Center Admin     Cerritos, CA                        --             --               --
12297  Cerritos Towne Center VII       Cerritos, CA                        --             --           10,040
12331  2600 Michelson                  Irvine, CA                          --      5,800,810       52,213,830
12341  18581 Teller                    Irvine, CA                          --      1,764,831        4,771,580
12351  SMBP 3420 Ocean Park Blvd       Santa Monica, CA                    --             --       94,075,974
12352  SMBP 3340 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12353  SMBP 3350 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12354  SMBP 3330 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12356  SMBP 3250 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12361  SMBP 3200 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12362  SMBP 3150 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12365  SMBP 3100 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12366  SMBP 3000 Ocean Park Blvd       Santa Monica, CA                    --             --               --
12367  SMBP 2900 31st Street           Santa Monica, CA                    --             --               --
12368  SMBP 2950 31st Street           Santa Monica, CA                    --             --               --
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
11494  Bridge Pointe IV                San Diego, CA                      --        831,651          476,228        1,307,879
11501  The City - 3800 Chapman Blvd    Orange, CA                  5,609,783      1,309,617       10,910,614       12,220,231
11571  Pasadena Financial              Pasadena, CA                  634,593      5,353,401       22,101,438       27,454,839
11581  Century Square                  Pasadena, CA                   46,702      8,318,792       33,406,941       41,725,733
11591  Brea Corporate Plaza            Brea, CA                    1,013,097      2,958,418        9,036,336       11,994,754
11641  McKesson Building               Pasadena, CA                  155,552      5,159,033       14,127,810       19,286,843
11671  Arboretum Courtyard             Santa Monica, CA            4,898,841      5,718,678       32,262,310       37,980,988
11691  Brea Financial Commons (120)    Brea, CA                      410,561      2,844,943        8,100,308       10,945,251
11692  Brea Financial Commons (140)    Brea, CA                      134,670      2,409,582        6,647,777        9,057,359
11711  Sepulveda Center                Los Angeles, CA             1,303,998      5,046,469       21,601,864       26,648,333
11721  Brea Corporate Place (135)      Brea, CA                      153,807        675,083       21,977,100       22,652,183
11722  Brea Corporate Place (145)      Brea, CA                    2,530,049        695,271       21,609,714       22,304,985
11741  BPA - Land Site B (150)         Brea, CA                       12,916      1,517,805           14,916        1,532,721
11742  BPA - Land Sites G & H          Brea, CA                       69,502             --          726,713          726,713
11743  BPA - Land Site J               Brea, CA                           --             --           25,237           25,237
11744  BPA - Land Sites L & M          Brea, CA                       22,316             --          279,156          279,156
11781  790 Colorado                    Pasadena, CA                  249,818      3,868,533       15,807,732       19,676,265
11791  Tower Seventeen                 Irvine, CA                  1,464,095      4,006,406       37,697,407       41,703,813
11811  Nobel Corporate Plaza           San Diego, CA                 436,951      4,511,165       12,706,859       17,218,024
11821  Pacific Ridge Corporate Centre  Carlsbad, CA                3,373,850      3,873,656       14,469,468       18,343,124
11921  East Hills Office Park          Anaheim, CA                   316,594      2,166,615        6,193,144        8,359,759
11931  Stadium Towers Plaza            Anaheim, CA                 2,608,371      3,910,743       37,804,477       41,715,220
11932  Stadium Towers - Retail         Anaheim, CA                        --        867,429               --          867,429
11934  Stadium Towers Vacant Retail    Anaheim, CA                        --        409,368           32,453          441,821
11941  Pacific Corporate Plaza         San Diego, CA               1,192,327      2,757,590        9,491,135       12,248,725
11951  Sorrento Tech I, II & III       San Diego, CA               1,435,446      2,686,323        8,721,185       11,407,508
11961  Westridge I                     San Diego, CA                      --      1,712,464        4,652,442        6,364,906
11971  Centerpointe Irvine I           Irvine, CA                    142,747      1,292,562        3,654,966        4,947,528
11972  Centerpointe Irvine II          Irvine, CA                         --             --               --               --
11973  Centerpointe Irvine III         Irvine, CA                     30,111             --           30,111           30,111
12061  Park Plaza                      San Diego, CA                 377,250      2,550,500        7,293,288        9,843,788
12071  La Jolla Centre I               San Diego, CA                 685,342      2,958,803       27,444,222       30,403,025
12131  Stadium Towers II (Land)        Anaheim, CA                        --      2,087,266        1,954,440        4,041,706
12132  Stadium Towers II - PS2         Anaheim, CA                        --        288,000               --          288,000
12141  East Hills Land                 Anaheim, CA                        --      1,720,330          233,589        1,953,919
12251  City Tower                      Orange, CA                  2,361,949      6,617,782       61,924,531       68,542,313
12261  City Plaza                      Orange, CA                 11,220,140      5,526,355       33,415,962       38,942,317
12271  Marina Business Center Bldg 1   Marina Del Rey, CA            707,433      7,731,927       21,612,273       29,344,200
12281  Marina Business Center Bldg 2   Marina Del Rey, CA             81,826             --           81,826           81,826
12282  Marina Business Center Bldg 3   Marina Del Rey, CA            718,058             --          718,058          718,058
12283  Marina Business Center Bldg 4   Marina Del Rey, CA            347,604             --          347,604          347,604
12291  Cerritos Towne Center I         Cerritos, CA                  359,315             --        6,895,296        6,895,296
12292  Cerritos Towne Center II        Cerritos, CA                  728,458             --       18,751,466       18,751,466
12293  Cerritos Towne Center III       Cerritos, CA                1,348,766             --       19,510,198       19,510,198
12294  Cerritos Towne Center IV        Cerritos, CA                   14,623             --       11,492,027       11,492,027
12295  Cerritos Towne Center V         Cerritos, CA                1,493,372             --        6,590,863        6,590,863
12296  Cerritos Towne Center Admin     Cerritos, CA                       --             --               --               --
12297  Cerritos Towne Center VII       Cerritos, CA                       --             --           10,040           10,040
12331  2600 Michelson                  Irvine, CA                  1,927,934      5,800,810       54,141,764       59,942,574
12341  18581 Teller                    Irvine, CA                    326,564      1,764,831        5,098,144        6,862,975
12351  SMBP 3420 Ocean Park Blvd       Santa Monica, CA            1,135,655             --       95,211,629       95,211,629
12352  SMBP 3340 Ocean Park Blvd       Santa Monica, CA              901,525             --          901,525          901,525
12353  SMBP 3350 Ocean Park Blvd       Santa Monica, CA              234,330             --          234,330          234,330
12354  SMBP 3330 Ocean Park Blvd       Santa Monica, CA              219,251             --          219,251          219,251
12356  SMBP 3250 Ocean Park Blvd       Santa Monica, CA              250,968             --          250,968          250,968
12361  SMBP 3200 Ocean Park Blvd       Santa Monica, CA              419,490             --          419,490          419,490
12362  SMBP 3150 Ocean Park Blvd       Santa Monica, CA               29,483             --           29,483           29,483
12365  SMBP 3100 Ocean Park Blvd       Santa Monica, CA            1,164,931             --        1,164,931        1,164,931
12366  SMBP 3000 Ocean Park Blvd       Santa Monica, CA              479,008             --          479,008          479,008
12367  SMBP 2900 31st Street           Santa Monica, CA              255,544             --          255,544          255,544
12368  SMBP 2950 31st Street           Santa Monica, CA              650,369             --          650,369          650,369
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
11494  Bridge Pointe IV                San Diego, CA                      --       2000           3-40
11501  The City - 3800 Chapman Blvd    Orange, CA                  1,612,975       1996           3-40
11571  Pasadena Financial              Pasadena, CA                2,021,979       1997           3-40
11581  Century Square                  Pasadena, CA                3,126,698       1997           3-40
11591  Brea Corporate Plaza            Brea, CA                      970,400       1997           3-40
11641  McKesson Building               Pasadena, CA                1,291,394       1997           3-40
11671  Arboretum Courtyard             Santa Monica, CA              847,331       1997           3-40
11691  Brea Financial Commons (120)    Brea, CA                      809,109       1997           3-40
11692  Brea Financial Commons (140)    Brea, CA                      572,007       1997           3-40
11711  Sepulveda Center                Los Angeles, CA             1,962,350       1997           3-40
11721  Brea Corporate Place (135)      Brea, CA                    1,883,207       1997           3-40
11722  Brea Corporate Place (145)      Brea, CA                    1,686,511       1997           3-40
11741  BPA - Land Site B (150)         Brea, CA                           --       1997           3-40
11742  BPA - Land Sites G & H          Brea, CA                           --       1997           3-40
11743  BPA - Land Site J               Brea, CA                           --       1997           3-40
11744  BPA - Land Sites L & M          Brea, CA                           --       1997           3-40
11781  790 Colorado                    Pasadena, CA                1,338,740       1997           3-40
11791  Tower Seventeen                 Irvine, CA                  3,429,428       1997           3-40
11811  Nobel Corporate Plaza           San Diego, CA               1,241,542       1997           3-40
11821  Pacific Ridge Corporate Centre  Carlsbad, CA                  540,782       1997           3-40
11921  East Hills Office Park          Anaheim, CA                   521,384       1997           3-40
11931  Stadium Towers Plaza            Anaheim, CA                 2,803,450       1997           3-40
11932  Stadium Towers - Retail         Anaheim, CA                        --       1997           3-40
11934  Stadium Towers Vacant Retail    Anaheim, CA                        --       1997           3-40
11941  Pacific Corporate Plaza         San Diego, CA                 715,910       1997           3-40
11951  Sorrento Tech I, II & III       San Diego, CA                 601,312       1997           3-40
11961  Westridge I                     San Diego, CA                 358,755       1997           3-40
11971  Centerpointe Irvine I           Irvine, CA                    294,472       1997           3-40
11972  Centerpointe Irvine II          Irvine, CA                         --       1997           3-40
11973  Centerpointe Irvine III         Irvine, CA                      8,341       1997           3-40
12061  Park Plaza                      San Diego, CA                 643,348       1997           3-40
12071  La Jolla Centre I               San Diego, CA               2,303,778       1997           3-40
12131  Stadium Towers II (Land)        Anaheim, CA                        --       1997           3-40
12132  Stadium Towers II - PS2         Anaheim, CA                        --       1997           3-40
12141  East Hills Land                 Anaheim, CA                        --       1997           3-40
12251  City Tower                      Orange, CA                  4,938,675       1998           3-40
12261  City Plaza                      Orange, CA                  2,872,136       1998           3-40
12271  Marina Business Center Bldg 1   Marina Del Rey, CA          1,616,880       1998           3-40
12281  Marina Business Center Bldg 2   Marina Del Rey, CA             15,780       1998           3-40
12282  Marina Business Center Bldg 3   Marina Del Rey, CA              6,329       1998           3-40
12283  Marina Business Center Bldg 4   Marina Del Rey, CA              4,419       1998           3-40
12291  Cerritos Towne Center I         Cerritos, CA                  577,062       1998           3-40
12292  Cerritos Towne Center II        Cerritos, CA                1,392,484       1998           3-40
12293  Cerritos Towne Center III       Cerritos, CA                1,283,048       1998           3-40
12294  Cerritos Towne Center IV        Cerritos, CA                  598,542       1998           3-40
12295  Cerritos Towne Center V         Cerritos, CA                  347,951       1998           3-40
12296  Cerritos Towne Center Admin     Cerritos, CA                       --       1998           3-40
12297  Cerritos Towne Center VII       Cerritos, CA                       --       1998           3-40
12331  2600 Michelson                  Irvine, CA                  3,901,789       1998           3-40
12341  18581 Teller                    Irvine, CA                    355,260       1998           3-40
12351  SMBP 3420 Ocean Park Blvd       Santa Monica, CA            7,038,323       1998           3-40
12352  SMBP 3340 Ocean Park Blvd       Santa Monica, CA              107,175       1998           3-40
12353  SMBP 3350 Ocean Park Blvd       Santa Monica, CA               52,069       1998           3-40
12354  SMBP 3330 Ocean Park Blvd       Santa Monica, CA               26,650       1998           3-40
12356  SMBP 3250 Ocean Park Blvd       Santa Monica, CA               40,842       1998           3-40
12361  SMBP 3200 Ocean Park Blvd       Santa Monica, CA                   --       1998           3-40
12362  SMBP 3150 Ocean Park Blvd       Santa Monica, CA                1,282       1998           3-40
12365  SMBP 3100 Ocean Park Blvd       Santa Monica, CA              317,709       1998           3-40
12366  SMBP 3000 Ocean Park Blvd       Santa Monica, CA               62,516       1998           3-40
12367  SMBP 2900 31st Street           Santa Monica, CA                   --       1998           3-40
12368  SMBP 2950 31st Street           Santa Monica, CA              140,493       1998           3-40

                            SPIEKER PROPERTIES, INC.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 2000

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
12369  SMBP 2901 28th Street           Santa Monica, CA                    --             --               --
12371  SMBP 2850 Ocean Park Blvd       Santa Monica, CA             8,150,039      4,710,231       12,735,067
12372  Santa Monica Bus. Park ADMIN    Santa Monica, CA                    --             --               --
12373  Santa Monica Admin II           Santa Monica, CA                    --             --           16,959
12374  SMBP Expansion - East Campus    Santa Monica, CA                    --             --          154,931
12431  California Federal Land         Orange, CA                          --        130,102               --
12441  City North Land                 Orange, CA                          --      2,263,818          168,860
12451  City South Land                 Orange, CA                          --      1,115,732          170,502
12461  Ontario Gateway I               Ontario, CA                         --      1,402,128        3,790,939
12501  Ontario Corporate Center        Ontario, CA                         --      2,097,546        8,390,436
12511  Carlsbad Centerpointe           Carlsbad, CA                        --      4,776,886        1,166,801
12551  Ontario Gateway II              Ontario, CA                         --      1,328,829        3,579,153
12581  Oakbrook Plaza                  Laguna Hills, CA                    --      5,001,979       13,540,174
12591  Governor Executive Centre       San Diego, CA                       --      2,230,825        6,031,895
12611  Empire Corporate Center         Ontario, CA                         --      1,742,594        6,968,750
12631  HighPark Executive Centre       Mission Viejo, CA                   --      5,154,169          718,856
12661  Santa Monica Gateway            Santa Monica, CA                    --      1,866,685       15,450,800
12721  The Tower in Westwood           Los Angeles, CA                     --      5,809,652       52,268,373
                                                                 ------------   ------------   --------------
                                       Total                     $  8,150,039   $201,948,078   $  998,563,671
                                                                 ============   ============   ==============
       Pacific Northwest
20021  Federal Way Office Building     Federal Way, WA           $          0   $    297,202   $      765,990
20041  Bellevue Gateway I              Bellevue, WA                        --      4,203,004       10,623,529
20051  Bellevue Gateway II             Bellevue, WA                        --      1,723,224        6,430,022
20061  11040 Main Street Building      Bellevue, WA                        --      1,918,096        1,389,065
20181  North Creek Parkway Centre      Bothell, WA                         --      6,186,779       16,551,463
20211  Bellefield Office Park          Bellevue, WA                        --      6,573,539       29,829,459
20241  10700 Building                  Bellevue, WA                        --         24,384        4,668,923
20271  Kirkland 118 Commerce Center    Kirkland, WA                        --      1,195,205        2,948,035
20281  ABAM Building                   Federal Way, WA                     --      1,332,001        3,634,366
20311  Washington Park I               Federal Way, WA                     --      1,491,366        4,057,714
20312  Washington Park II              Federal Way, WA                     --        625,424          389,859
20321  Redmond Heights Tech Center     Redmond, WA                         --      3,136,545        9,324,393
20341  Southgate Office Plaza I        Renton, WA                          --      1,234,960       10,933,198
20342  Southgate Office Plaza II       Renton, WA                          --      1,678,521       15,172,632
20343  Southgate Office Plaza III      Renton, WA                          --      2,058,800          303,313
20351  Plaza Center                    Bellevue, WA                        --      8,118,890       72,519,863
20352  US Bank Plaza                   Bellevue, WA                        --             --               --
20353  Plaza Center Parking Garage     Bellevue, WA                        --             --               --
20371  Gateway 405 Building            Bellevue, WA                        --      1,331,101        3,592,591
20381  Eastgate Office Park            Bellevue, WA                        --     10,905,980       29,486,365
20391  Lincoln Executive Center I      Bellevue, WA                        --      4,318,887       11,676,991
20392  Lincoln Executive Center II     Bellevue, WA                        --      4,298,646       11,622,266
20393  Lincoln Executive Center III    Bellevue, WA                        --      3,620,984        9,790,069
20394  Lincoln Executive Center - A    Bellevue, WA                        --        985,969        2,665,767
20395  Lincoln Executive Center - B    Bellevue, WA                        --      1,172,503        3,170,102
20401  Quadrant Plaza                  Bellevue, WA                        --      3,351,763       30,115,558
20411  I-90 Bellevue I                 Bellevue, WA                        --      3,748,370       10,134,482
20412  I-90 Bellevue II                Bellevue, WA                        --      3,748,370       10,134,482
20431  NE 8th Street                   Bellevue, WA                        --     13,050,790        2,713,199
30001  Park 217 Phase I                Tigard, OR                          --      2,003,424        1,938,664
30011  Park 217 Phase II               Tigard, OR                          --        713,478        1,108,218
30021  Park 217 Phase III              Tigard, OR                          --         60,054           76,858
30022  Louis Building                  Tigard, OR                          --         42,162          207,246
30041  Swan Island                     Portland, OR                   710,763        369,011          456,445
30051  Columbia Commerce Park          Portland, OR                        --      2,397,116        5,381,220
30071  Nelson Business Center          Tigard, OR                          --      4,157,476        5,689,184
30081  Southwest Commerce Center       Tigard, OR                          --        614,545        1,189,636
30091  5550 Macadam Building           Portland, OR                        --        765,082        3,649,924
30101  Columbia Commerce Park IV       Portland, OR                        --        836,886        3,682,854
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
12369  SMBP 2901 28th Street           Santa Monica, CA               72,296             --           72,296           72,296
12371  SMBP 2850 Ocean Park Blvd       Santa Monica, CA            1,009,879      4,710,231       13,744,946       18,455,177
12372  Santa Monica Bus. Park ADMIN    Santa Monica, CA                  122             --              122              122
12373  Santa Monica Admin II           Santa Monica, CA            5,415,101             --        5,432,060        5,432,060
12374  SMBP Expansion - East Campus    Santa Monica, CA                   --             --          154,931          154,931
12431  California Federal Land         Orange, CA                         --        130,102               --          130,102
12441  City North Land                 Orange, CA                         --      2,263,818          168,860        2,432,678
12451  City South Land                 Orange, CA                         --      1,115,732          170,502        1,286,234
12461  Ontario Gateway I               Ontario, CA                   784,867      1,402,128        4,575,806        5,977,934
12501  Ontario Corporate Center        Ontario, CA                   481,672      2,097,546        8,872,108       10,969,654
12511  Carlsbad Centerpointe           Carlsbad, CA                       --      4,776,886        1,166,801        5,943,687
12551  Ontario Gateway II              Ontario, CA                    48,648      1,328,829        3,627,801        4,956,630
12581  Oakbrook Plaza                  Laguna Hills, CA              345,405      5,001,979       13,885,579       18,887,558
12591  Governor Executive Centre       San Diego, CA                 355,741      2,230,825        6,387,636        8,618,461
12611  Empire Corporate Center         Ontario, CA                 1,254,035      1,742,594        8,222,785        9,965,379
12631  HighPark Executive Centre       Mission Viejo, CA                  --      5,154,169          718,856        5,873,025
12661  Santa Monica Gateway            Santa Monica, CA                   --      1,866,685       15,450,800       17,317,485
12721  The Tower in Westwood           Los Angeles, CA                    --      5,809,652       52,268,373       58,078,025
                                                                ------------   ------------   --------------   --------------
                                       Total                    $ 92,219,156   $201,948,078   $1,090,782,827   $1,292,730,905
                                                                ============   ============   ==============   ==============
       Pacific Northwest
20021  Federal Way Office Building     Federal Way, WA          $    182,405   $    297,202   $      948,395   $    1,245,597
20041  Bellevue Gateway I              Bellevue, WA                  997,896      4,203,004       11,621,425       15,824,429
20051  Bellevue Gateway II             Bellevue, WA                  538,179      1,723,224        6,968,201        8,691,425
20061  11040 Main Street Building      Bellevue, WA                  771,886      1,918,096        2,160,951        4,079,047
20181  North Creek Parkway Centre      Bothell, WA                   610,681      6,186,779       17,162,144       23,348,923
20211  Bellefield Office Park          Bellevue, WA               10,669,204      6,573,539       40,498,663       47,072,202
20241  10700 Building                  Bellevue, WA                  485,899         24,384        5,154,822        5,179,206
20271  Kirkland 118 Commerce Center    Kirkland, WA                2,380,761      1,195,205        5,328,796        6,524,001
20281  ABAM Building                   Federal Way, WA               300,640      1,332,001        3,935,006        5,267,007
20311  Washington Park I               Federal Way, WA                64,515      1,491,366        4,122,229        5,613,595
20312  Washington Park II              Federal Way, WA                    --        625,424          389,859        1,015,283
20321  Redmond Heights Tech Center     Redmond, WA                   281,430      3,136,545        9,605,823       12,742,368
20341  Southgate Office Plaza I        Renton, WA                  2,331,734      1,234,960       13,264,932       14,499,892
20342  Southgate Office Plaza II       Renton, WA                         --      1,678,521       15,172,632       16,851,153
20343  Southgate Office Plaza III      Renton, WA                         --      2,058,800          303,313        2,362,113
20351  Plaza Center                    Bellevue, WA                5,041,410      8,118,890       77,561,273       85,680,163
20352  US Bank Plaza                   Bellevue, WA                1,484,244             --        1,484,244        1,484,244
20353  Plaza Center Parking Garage     Bellevue, WA                3,178,435             --        3,178,435        3,178,435
20371  Gateway 405 Building            Bellevue, WA                  245,246      1,331,101        3,837,837        5,168,938
20381  Eastgate Office Park            Bellevue, WA                1,540,262     10,905,980       31,026,627       41,932,607
20391  Lincoln Executive Center I      Bellevue, WA                  506,777      4,318,887       12,183,768       16,502,655
20392  Lincoln Executive Center II     Bellevue, WA                       --      4,298,646       11,622,266       15,920,912
20393  Lincoln Executive Center III    Bellevue, WA                  244,675      3,620,984       10,034,744       13,655,728
20394  Lincoln Executive Center - A    Bellevue, WA                  175,638        985,969        2,841,405        3,827,374
20395  Lincoln Executive Center - B    Bellevue, WA                   15,032      1,172,503        3,185,134        4,357,637
20401  Quadrant Plaza                  Bellevue, WA                   22,973      3,351,763       30,138,531       33,490,294
20411  I-90 Bellevue I                 Bellevue, WA                    9,698      3,748,370       10,144,180       13,892,550
20412  I-90 Bellevue II                Bellevue, WA                       --      3,748,370       10,134,482       13,882,852
20431  NE 8th Street                   Bellevue, WA                       --     13,050,790        2,713,199       15,763,989
30001  Park 217 Phase I                Tigard, OR                  1,274,564      2,003,424        3,213,228        5,216,652
30011  Park 217 Phase II               Tigard, OR                    682,449        713,478        1,790,667        2,504,145
30021  Park 217 Phase III              Tigard, OR                    157,752         60,054          234,610          294,664
30022  Louis Building                  Tigard, OR                     11,747         42,162          218,993          261,155
30041  Swan Island                     Portland, OR                  230,727        369,011          687,172        1,056,183
30051  Columbia Commerce Park          Portland, OR                  761,877      2,397,116        6,143,097        8,540,213
30071  Nelson Business Center          Tigard, OR                  1,582,862      4,157,476        7,272,046       11,429,522
30081  Southwest Commerce Center       Tigard, OR                    165,060        614,545        1,354,696        1,969,241
30091  5550 Macadam Building           Portland, OR                  392,377        765,082        4,042,301        4,807,383
30101  Columbia Commerce Park IV       Portland, OR                   37,876        836,886        3,720,730        4,557,616
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
12369  SMBP 2901 28th Street           Santa Monica, CA                   --       1998           3-40
12371  SMBP 2850 Ocean Park Blvd       Santa Monica, CA            1,085,150       1998           3-40
12372  Santa Monica Bus. Park ADMIN    Santa Monica, CA                   --       1998           3-40
12373  Santa Monica Admin II           Santa Monica, CA                   --       1998           3-40
12374  SMBP Expansion - East Campus    Santa Monica, CA                   --       1998           3-40
12431  California Federal Land         Orange, CA                         --       1998           3-40
12441  City North Land                 Orange, CA                         --       1998           3-40
12451  City South Land                 Orange, CA                         --       1998           3-40
12461  Ontario Gateway I               Ontario, CA                   436,719       1998           3-40
12501  Ontario Corporate Center        Ontario, CA                   703,214       1998           3-40
12511  Carlsbad Centerpointe           Carlsbad, CA                       --       1998           3-40
12551  Ontario Gateway II              Ontario, CA                   202,538       1998           3-40
12581  Oakbrook Plaza                  Laguna Hills, CA              654,135       1999           3-40
12591  Governor Executive Centre       San Diego, CA                 265,494       1999           3-40
12611  Empire Corporate Center         Ontario, CA                   265,327       1999           3-40
12631  HighPark Executive Centre       Mission Viejo, CA                  --       1999           3-40
12661  Santa Monica Gateway            Santa Monica, CA                   --       2000           3-40
12721  The Tower in Westwood           Los Angeles, CA               217,867       2000           3-40
                                                                ------------
                                       Total                    $ 85,147,055
                                                                ============
       Pacific Northwest
20021  Federal Way Office Building     Federal Way, WA          $    326,575       1989           3-40
20041  Bellevue Gateway I              Bellevue, WA                3,900,211       1985           3-40
20051  Bellevue Gateway II             Bellevue, WA                2,110,249       1988           3-40
20061  11040 Main Street Building      Bellevue, WA                  730,889       1990           3-40
20181  North Creek Parkway Centre      Bothell, WA                 1,827,535       1997           3-40
20211  Bellefield Office Park          Bellevue, WA                5,369,409       1995           3-40
20241  10700 Building                  Bellevue, WA                  660,937       1996           3-40
20271  Kirkland 118 Commerce Center    Kirkland, WA                  713,085       1997           3-40
20281  ABAM Building                   Federal Way, WA               308,480       1997           3-40
20311  Washington Park I               Federal Way, WA               345,750       1997           3-40
20312  Washington Park II              Federal Way, WA                    --       1997           3-40
20321  Redmond Heights Tech Center     Redmond, WA                   804,591       1997           3-40
20341  Southgate Office Plaza I        Renton, WA                  1,041,683       1997           3-40
20342  Southgate Office Plaza II       Renton, WA                  1,230,858       1997           3-40
20343  Southgate Office Plaza III      Renton, WA                         --       1997           3-40
20351  Plaza Center                    Bellevue, WA                6,180,826       1997           3-40
20352  US Bank Plaza                   Bellevue, WA                   68,620       1997           3-40
20353  Plaza Center Parking Garage     Bellevue, WA                   18,262       1997           3-40
20371  Gateway 405 Building            Bellevue, WA                  205,607       1997           3-40
20381  Eastgate Office Park            Bellevue, WA                1,381,028       1999           3-40
20391  Lincoln Executive Center I      Bellevue, WA                  364,515       1999           3-40
20392  Lincoln Executive Center II     Bellevue, WA                  314,760       1999           3-40
20393  Lincoln Executive Center III    Bellevue, WA                  300,617       1999           3-40
20394  Lincoln Executive Center - A    Bellevue, WA                   78,557       1999           3-40
20395  Lincoln Executive Center - B    Bellevue, WA                   87,859       1999           3-40
20401  Quadrant Plaza                  Bellevue, WA                  629,475       2000           3-40
20411  I-90 Bellevue I                 Bellevue, WA                  147,795       2000           3-40
20412  I-90 Bellevue II                Bellevue, WA                  147,795       2000           3-40
20431  NE 8th Street                   Bellevue, WA                  166,667       2000           3-40
30001  Park 217 Phase I                Tigard, OR                         --       1980           3-40
30011  Park 217 Phase II               Tigard, OR                         --       1981           3-40
30021  Park 217 Phase III              Tigard, OR                         --       1981           3-40
30022  Louis Building                  Tigard, OR                         --       1981           3-40
30041  Swan Island                     Portland, OR                       --       1978           3-40
30051  Columbia Commerce Park          Portland, OR                       --       1988           3-40
30071  Nelson Business Center          Tigard, OR                         --       1990           3-40
30081  Southwest Commerce Center       Tigard, OR                         --       1989           3-40
30091  5550 Macadam Building           Portland, OR                1,127,337       1990           3-40
30101  Columbia Commerce Park IV       Portland, OR                       --       1994           3-40

                                                                                 INITIAL COST
                                                                 --------------------------------------------
                                                                                                BUILDINGS &
                  PROJECT                     LOCATION           ENCUMBRANCES       LAND        IMPROVEMENTS
                  -------                     --------           ------------   ------------   --------------
30111  River Forum I & II              Portland, OR                        --      2,462,767       16,637,177
30121  4000 Kruse Way Place            Lake Oswego, OR                     --      2,785,451        7,911,320
30131  4004 Kruse Way Place            Lake Oswego, OR                     --        981,486        4,012,304
30141  Marine Drive Distribution Ctr   Portland, OR                        --      1,166,743        2,317,819
30151  Marine Drive Distrib. Ctr II    Portland, OR                        --        622,307        1,669,215
30162  Airport Way Commerce Park II    Portland, OR                        --        239,496            4,978
30171  4949 Meadows                    Lake Oswego, OR                     --      2,661,561       11,341,806
30181  Marine Drive Distrib. Ctr III   Portland, OR                        --      1,760,241        3,586,235
30191  RiverSide Centre (Oregon)       Portland, OR                        --             --        9,310,826
30201  158th Commerce Park             Portland, OR                        --      2,697,321        6,056,475
30211  Nimbus Corp Ctr - Ph I,II,III   Beaverton, OR                       --     17,750,006       53,160,364
30212  Nimbus Corporate Center Ph IV   Beaverton, OR                       --             --               --
30213  Nimbus Corporate Center Ph V    Beaverton, OR                       --             --               --
30231  Kelley Point Phase I            Portland, OR                        --      2,096,122       11,268,630
30232  Kelley Point Phase II           Portland, OR                        --      1,170,139        3,133,436
30233  Kelley Point Phase III          Portland, OR                        --      3,630,710          540,070
30241  One Pacific Square              Portland, OR                        --      3,612,427       32,258,089
30251  Wilsonville Business Ctr I      Wilsonville, OR                     --      7,329,493       18,246,108
30252  Wilsonville Business Ctr II     Wilsonville, OR                     --             --               --
30253  Wilsonville Business Ctr III    Wilsonville, OR                     --             --               --
30254  Wilsonville Business Ctr IV     Wilsonville, OR                     --             --               --
30255  Wilsonville Land                Wilsonville, OR                     --      3,007,221          360,095
30261  Kruse Way Plaza I               Lake Oswego, OR                     --      2,077,892        5,618,754
30262  Kruse Way Plaza II              Lake Oswego, OR                     --      2,062,788        5,576,918
30271  Kruse Woods I                   Lake Oswego, OR                     --      5,140,818       13,877,631
30272  Kruse Woods II                  Lake Oswego, OR                     --      5,300,771       14,311,996
30273  Kruse Woods III                 Lake Oswego, OR                     --      4,021,541       10,282,177
30274  Kruse Woods IV                  Lake Oswego, OR                     --      3,860,963       10,434,899
30275  4900 Meadows                    Lake Oswego, OR                     --      2,536,740        6,270,698
30276  5000 Meadows                    Lake Oswego, OR                     --      3,810,198        9,449,111
30277  Kruse Woods V                   Lake Oswego, OR                     --      4,611,862        2,750,658
30281  4800 Meadows                    Lake Oswego, OR                     --      1,838,615        9,367,796
30291  Kruse Oaks I                    Lake Oswego, OR                     --      3,242,956       11,980,710
30292  Kruse Oaks II                   Lake Oswego, OR                     --      3,962,473        1,023,753
30293  Kruse Oaks III                  Lake Oswego, OR                     --      3,702,880          995,181
30294  Kruse Oaks IV                   Lake Oswego, OR                     --      2,318,267          721,702
30301  Benjamin Franklin Plaza         Portland, OR                        --      5,009,308       45,084,342
30311  181st Commerce Park             Gresham, OR                         --      7,582,642        1,665,483
30321  One Lincoln Center              Portland, OR                        --      4,394,283       17,568,608
30322  Two Lincoln Center              Portland, OR                        --      2,883,089       11,514,992
30323  Three Lincoln Center            Portland, OR                        --      3,042,923       12,153,668
30324  Lincoln Tower                   Portland, OR                        --      7,118,145       28,430,085
30325  Five Lincoln Center             Portland, OR                        --      4,112,366       16,427,047
30326  Lincoln Plaza                   Portland, OR                        --        193,158          772,632
30327  Lincoln Building                Portland, OR                        --      1,986,624        7,946,500
40001  Key Financial Center            Boise, ID                           --        243,210        2,885,062
40011  Cole Road Warehouse             Boise, ID                      262,285        114,465           82,395
                                                                 ------------   ------------   --------------
                                       Total                     $    973,048   $243,433,005   $  767,031,690
                                                                 ============   ============   ==============
                                       Grand Total               $118,357,296   $951,452,800   $3,394,252,945
                                                                 ============   ============   ==============
                                                                   COSTS               GROSS AMOUNTS AT WHICH CARRIED
                                                                CAPITALIZED                  AT CLOSE OF PERIOD
                                                                 SUBSEQUENT    ----------------------------------------------
                                                                     TO                        BUILDINGS &
                  PROJECT                     LOCATION          ACQUISITION        LAND        IMPROVEMENTS        TOTAL
                  -------                     --------          ------------   ------------   --------------   --------------
30111  River Forum I & II              Portland, OR                1,345,034      2,462,767       17,982,211       20,444,978
30121  4000 Kruse Way Place            Lake Oswego, OR             1,850,238      2,785,451        9,761,558       12,547,009
30131  4004 Kruse Way Place            Lake Oswego, OR             1,450,773        981,486        5,463,077        6,444,563
30141  Marine Drive Distribution Ctr   Portland, OR                1,519,766      1,166,743        3,837,585        5,004,328
30151  Marine Drive Distrib. Ctr II    Portland, OR                  519,262        622,307        2,188,477        2,810,784
30162  Airport Way Commerce Park II    Portland, OR                       --        239,496            4,978          244,474
30171  4949 Meadows                    Lake Oswego, OR             3,223,433      2,661,561       14,565,239       17,226,800
30181  Marine Drive Distrib. Ctr III   Portland, OR                1,813,400      1,760,241        5,399,635        7,159,876
30191  RiverSide Centre (Oregon)       Portland, OR                  487,505             --        9,798,331        9,798,331
30201  158th Commerce Park             Portland, OR                5,769,898      2,697,321       11,826,373       14,523,694
30211  Nimbus Corp Ctr - Ph I,II,III   Beaverton, OR               3,384,665     17,750,006       56,545,029       74,295,035
30212  Nimbus Corporate Center Ph IV   Beaverton, OR                 470,112             --          470,112          470,112
30213  Nimbus Corporate Center Ph V    Beaverton, OR                 358,925             --          358,925          358,925
30231  Kelley Point Phase I            Portland, OR                  630,134      2,096,122       11,898,764       13,994,886
30232  Kelley Point Phase II           Portland, OR                  172,007      1,170,139        3,305,443        4,475,582
30233  Kelley Point Phase III          Portland, OR                  205,800      3,630,710          745,870        4,376,580
30241  One Pacific Square              Portland, OR                1,543,490      3,612,427       33,801,579       37,414,006
30251  Wilsonville Business Ctr I      Wilsonville, OR               265,542      7,329,493       18,511,650       25,841,143
30252  Wilsonville Business Ctr II     Wilsonville, OR                70,522             --           70,522           70,522
30253  Wilsonville Business Ctr III    Wilsonville, OR               187,277             --          187,277          187,277
30254  Wilsonville Business Ctr IV     Wilsonville, OR               228,749             --          228,749          228,749
30255  Wilsonville Land                Wilsonville, OR                    --      3,007,221          360,095        3,367,316
30261  Kruse Way Plaza I               Lake Oswego, OR               465,764      2,077,892        6,084,518        8,162,410
30262  Kruse Way Plaza II              Lake Oswego, OR               348,478      2,062,788        5,925,396        7,988,184
30271  Kruse Woods I                   Lake Oswego, OR               710,019      5,140,818       14,587,650       19,728,468
30272  Kruse Woods II                  Lake Oswego, OR             2,331,341      5,300,771       16,643,337       21,944,108
30273  Kruse Woods III                 Lake Oswego, OR               271,624      4,021,541       10,553,801       14,575,342
30274  Kruse Woods IV                  Lake Oswego, OR               274,617      3,860,963       10,709,516       14,570,479
30275  4900 Meadows                    Lake Oswego, OR               833,618      2,536,740        7,104,316        9,641,056
30276  5000 Meadows                    Lake Oswego, OR               269,560      3,810,198        9,718,671       13,528,869
30277  Kruse Woods V                   Lake Oswego, OR                    --      4,611,862        2,750,658        7,362,520
30281  4800 Meadows                    Lake Oswego, OR             1,479,994      1,838,615       10,847,790       12,686,405
30291  Kruse Oaks I                    Lake Oswego, OR               125,461      3,242,956       12,106,171       15,349,127
30292  Kruse Oaks II                   Lake Oswego, OR                    --      3,962,473        1,023,753        4,986,226
30293  Kruse Oaks III                  Lake Oswego, OR                    --      3,702,880          995,181        4,698,061
30294  Kruse Oaks IV                   Lake Oswego, OR                    --      2,318,267          721,702        3,039,969
30301  Benjamin Franklin Plaza         Portland, OR                2,369,326      5,009,308       47,453,668       52,462,976
30311  181st Commerce Park             Gresham, OR                        --      7,582,642        1,665,483        9,248,125
30321  One Lincoln Center              Portland, OR                       --      4,394,283       17,568,608       21,962,891
30322  Two Lincoln Center              Portland, OR                   32,692      2,883,089       11,547,684       14,430,773
30323  Three Lincoln Center            Portland, OR                   59,536      3,042,923       12,213,204       15,256,127
30324  Lincoln Tower                   Portland, OR                  188,774      7,118,145       28,618,859       35,737,004
30325  Five Lincoln Center             Portland, OR                   16,188      4,112,366       16,443,235       20,555,601
30326  Lincoln Plaza                   Portland, OR                       --        193,158          772,632          965,790
30327  Lincoln Building                Portland, OR                       --      1,986,624        7,946,500        9,933,124
40001  Key Financial Center            Boise, ID                   2,098,022        243,210        4,983,084        5,226,294
40011  Cole Road Warehouse             Boise, ID                     483,390        114,465          565,785          680,250
                                                                ------------   ------------   --------------   --------------
                                       Total                    $ 75,231,847   $243,433,005   $  842,263,537   $1,085,696,542
                                                                ============   ============   ==============   ==============
                                       Grand Total              $349,826,078   $951,452,800   $3,744,079,023   $4,695,531,823
                                                                ============   ============   ==============   ==============
                                                                                  DATE OF      DEPRECIABLE
                                                                ACCUMULATED    CONSTRUCTION/      LIVES
                  PROJECT                     LOCATION          DEPRECIATION     ACQUIRED        (YEARS)
                  -------                     --------          ------------   -------------   -----------
30111  River Forum I & II              Portland, OR                3,244,230       1994           3-40
30121  4000 Kruse Way Place            Lake Oswego, OR             1,660,952       1994           3-40
30131  4004 Kruse Way Place            Lake Oswego, OR             1,436,501       1995           3-40
30141  Marine Drive Distribution Ctr   Portland, OR                       --       1995           3-40
30151  Marine Drive Distrib. Ctr II    Portland, OR                       --       1996           3-40
30162  Airport Way Commerce Park II    Portland, OR                       --       1996           3-40
30171  4949 Meadows                    Lake Oswego, OR             1,913,764       1996           3-40
30181  Marine Drive Distrib. Ctr III   Portland, OR                       --       1996           3-40
30191  RiverSide Centre (Oregon)       Portland, OR                  981,270       1997           3-40
30201  158th Commerce Park             Portland, OR                       --       1997           3-40
30211  Nimbus Corp Ctr - Ph I,II,III   Beaverton, OR               5,267,345       1997           3-40
30212  Nimbus Corporate Center Ph IV   Beaverton, OR                 329,264       1997           3-40
30213  Nimbus Corporate Center Ph V    Beaverton, OR                  71,597       1997           3-40
30231  Kelley Point Phase I            Portland, OR                       --       1997           3-40
30232  Kelley Point Phase II           Portland, OR                       --       1999           3-40
30233  Kelley Point Phase III          Portland, OR                       --       1999           3-40
30241  One Pacific Square              Portland, OR                2,658,242       1997           3-40
30251  Wilsonville Business Ctr I      Wilsonville, OR                    --       1997           3-40
30252  Wilsonville Business Ctr II     Wilsonville, OR                    --       1997           3-40
30253  Wilsonville Business Ctr III    Wilsonville, OR                    --       1997           3-40
30254  Wilsonville Business Ctr IV     Wilsonville, OR                    --       1997           3-40
30255  Wilsonville Land                Wilsonville, OR                    --       1997           3-40
30261  Kruse Way Plaza I               Lake Oswego, OR               542,608       1997           3-40
30262  Kruse Way Plaza II              Lake Oswego, OR               497,459       1997           3-40
30271  Kruse Woods I                   Lake Oswego, OR             1,187,570       1997           3-40
30272  Kruse Woods II                  Lake Oswego, OR             1,327,994       1997           3-40
30273  Kruse Woods III                 Lake Oswego, OR               924,315       1997           3-40
30274  Kruse Woods IV                  Lake Oswego, OR               813,643       1997           3-40
30275  4900 Meadows                    Lake Oswego, OR               615,909       1997           3-40
30276  5000 Meadows                    Lake Oswego, OR               783,075       1997           3-40
30277  Kruse Woods V                   Lake Oswego, OR                    --       1997           3-40
30281  4800 Meadows                    Lake Oswego, OR               871,347       1997           3-40
30291  Kruse Oaks I                    Lake Oswego, OR                    --       1998           3-40
30292  Kruse Oaks II                   Lake Oswego, OR                    --       1998           3-40
30293  Kruse Oaks III                  Lake Oswego, OR                    --       1998           3-40
30294  Kruse Oaks IV                   Lake Oswego, OR                    --       1998           3-40
30301  Benjamin Franklin Plaza         Portland, OR                3,669,721       1998           3-40
30311  181st Commerce Park             Gresham, OR                        --       1998           3-40
30321  One Lincoln Center              Portland, OR                  109,804       2000           3-40
30322  Two Lincoln Center              Portland, OR                   73,660       2000           3-40
30323  Three Lincoln Center            Portland, OR                   75,960       2000           3-40
30324  Lincoln Tower                   Portland, OR                  179,401       2000           3-40
30325  Five Lincoln Center             Portland, OR                  102,669       2000           3-40
30326  Lincoln Plaza                   Portland, OR                    4,829       2000           3-40
30327  Lincoln Building                Portland, OR                   49,666       2000           3-40
40001  Key Financial Center            Boise, ID                          --       1977           3-40
40011  Cole Road Warehouse             Boise, ID                          --       1976           3-40
                                                                ------------
                                       Total                    $ 59,982,767
                                                                ============
                                       Grand Total              $375,761,473
                                                                ============

        REAL ESTATE AND ACCUMULATED DEPRECIATION SUMMARY

        A summary of activity for real estate and accumulated depreciation is as follows (in thousands):

                                                            Year Ended December 31,
                                               -----------------------------------------------
                                                   2000              1999               1998
                                               -----------       -----------       -----------
REAL ESTATE:
  Balance at beginning of year                 $ 4,385,549       $ 4,154,737       $ 2,980,897
    Acquisition of properties and limited
      partners' interest                           337,912           359,827         1,141,633
    Improvements                                   276,731           191,407           137,659
    Cost of real estate disposed of               (270,414)         (141,828)          (18,549)
    Property held for disposition                  (21,518)         (172,770)          (75,556)
    Disposition of and write-off of fully
      depreciated property                         (12,729)           (5,824)          (11,347)
                                               -----------       -----------       -----------
  Balance at end of year                       $ 4,695,531       $ 4,385,549       $ 4,154,737
                                               ============      ===========       ===========

ACCUMULATED DEPRECIATION:
  Balance at beginning of year                 $   316,240       $   240,778       $   169,051
    Depreciation expense                           118,072           101,636            87,638
    Disposal of property                           (24,795)           (2,626)           (2,152)
    Property held for disposition                  (21,027)          (17,724)           (2,412)
    Disposition of and write-off of fully
      depreciated property                         (12,729)           (5,824)          (11,347)
                                               -----------       -----------       -----------
  Balance at end of year                       $   375,761       $   316,240       $   240,778
                                               ============      ===========       ===========

        The aggregate cost for federal income tax purposes of real estate as of December 31, 2000, was $4,199,013.